***PRELIMINARY COPY***


                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement                     |_|   CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                            ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material under Rule 14a-12


                               AROTECH CORPORATION
                   -------------------------------------------
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER) Payment of


Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

      Fee paid previously with preliminary materials.

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.

(3)   Filing Party:

(4)   Date Filed:

                             ***PRELIMINARY COPY***

[AROTECH LOGO]


                                                            AROTECH CORPORATION

                                                250 West 57th Street, Suite 310
                                                       New York, New York 10107
                                    Tel:  (212) 258-3222   Fax:  (212) 258-3281
                                                         http://www.arotech.com
                                                   Nasdaq National Market: ARTX
                                           Writer's e-mail: ehrlich@arotech.com


ROBERT S. EHRLICH
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                   May 7, 2004



Dear Stockholder:

      It is our pleasure to invite you to the 2004 Annual Meeting of Stockholders of Arotech Corporation, a Delaware corporation, to be held on Monday, June 14, 2004 at 10:00 a.m. local time in the Ballroom of the Shelburne Murray Hill Hotel, 303 Lexington Avenue, New York, New York.

      Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented at the meeting. You are accordingly urged to carefully review the enclosed proxy materials and to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided, or vote electronically through the Internet (at http://www.voteproxy.com) or by telephone if you hold your shares in your own name, to ensure your representation and the presence of a quorum at the annual meeting. If you submit your proxy and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                             Sincerely,


                                             /s/ Robert S. Ehrlich
                                             ----------------------------------
                                             Robert S. Ehrlich
                                             Chairman of the Board of Directors

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                                 [AROTECH LOGO]


                         250 WEST 57TH STREET, SUITE 310
                            NEW YORK, NEW YORK 10107



-------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 14, 2004
-------------------------------------------------------------------------------


To our Stockholders:

      Our Annual Meeting of Stockholders will be held in the Ballroom of the Shelburne Murray Hill Hotel, 303 Lexington Avenue, New York, New York, on Monday, June 14, 2004 at 10:00 a.m. local time, and thereafter as it may be postponed or adjourned from time to time, for the following purposes:

      1. To fix the number of Class III directors at three and to elect three Class III directors for a three-year term ending in 2007 and continuing until their successors are duly elected and qualified (beginning on page 3).

      2. To consider and act upon a proposal to ratify the appointment of Kost, Forer, Gabbay & Kassierer, independent certified public accountants in Israel and a member firm of Ernst & Young International, as our independent accountants for the fiscal year ending December 31, 2004 (beginning on page 6).

      3. To consider and act upon a proposal to amend our Amended and Restated Certificate of Incorporation to increase our authorized common stock from 100,000,000 shares to 250,000,000 shares (beginning on page 7).

      4. To consider and act upon a proposal to amend the terms of our 1995 Non-Employee Director Stock Option Plan to increase initial grants to new non-employee directors from 25,000 options to 40,000 options, and to increase annual grants to non-employee directors from 10,000 options to 25,000 options (beginning on page 10).

      5. To consider and act upon a proposal to approve and adopt the 2004 Stock Option and Restricted Stock Purchase Plan (beginning on page
            13).

      6. To act upon all other business that may properly come before the meeting or any postponements or adjournments thereof.

      Our Board of Directors has fixed the close of business on April 16, 2004 as the record date for determining which stockholders are entitled to notice of the meeting and to vote at the meeting and any postponements or adjournments thereof. If you are unable to be present at the meeting personally, please mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided, or vote electronically through the Internet (at http://www.voteproxy.com) or by telephone if you hold your shares in your

                             ***PRELIMINARY COPY***


                                 [AROTECH LOGO]
                         250 WEST 57TH STREET, SUITE 310
                            NEW YORK, NEW YORK 10107



own name. Any stockholder who grants a proxy may revoke it at any time prior to its exercise. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.


                                  BY ORDER OF THE BOARD OF DIRECTORS,


                                  /s/  Yaakov Har-Oz
                                  ------------------
                                  Yaakov Har-Oz
New York, New York                Vice President, General Counsel and Secretary
May 7, 2004





================================================================================
              YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN
                 YOUR PROXY FORM IN THE ENCLOSED STAMPED, SELF-
                     ADDRESSED ENVELOPE AS SOON AS POSSIBLE.
================================================================================

                             ***PRELIMINARY COPY***


                                 [AROTECH LOGO]
                         250 WEST 57TH STREET, SUITE 310
                            NEW YORK, NEW YORK 10107



                       ANNUAL MEETING OF THE STOCKHOLDERS
                             OF AROTECH CORPORATION
                           TO BE HELD ON JUNE 14, 2004


                             -----------------------
                                 PROXY STATEMENT
                             -----------------------


      The accompanying proxy is solicited by and on behalf of the Board of Directors of Arotech Corporation, for use at our Annual Meeting of Stockholders and any postponements and adjournments thereof. The meeting is currently planned to be held in the Ballroom of the Shelburne Murray Hill Hotel, 303 Lexington Avenue, New York, New York, on Monday, June 14, 2004 at 10:00 a.m. local time, and thereafter as it may be postponed or adjourned from time to time, for the purposes described in the accompanying Notice of Annual Meeting of Stockholders.

      Stockholders of record at the close of business on April 16, 2004 will be entitled to vote at the annual meeting. As of April 16, 2004, there were 63,656,843 shares of our common stock outstanding held of record by 308 stockholders. Each holder of common stock is entitled to one vote per share on each matter that comes before the annual meeting.

      This proxy statement and the enclosed form of proxy to stockholders will be mailed commencing on or about May 7, 2004. We are also mailing our annual report for the fiscal year ended December 31, 2003 to our stockholders along with this proxy statement.

VOTING PROCEDURES AND VOTE REQUIRED

      Proxies that are properly marked, dated, and signed, or submitted electronically via the Internet or by telephone by following the instructions on the proxy card, and not revoked will be voted at the annual meeting in accordance with any indicated directions. If no direction is indicated, proxies will be voted FOR the fixing of the number of Class III directors at three and the election of the nominees for director set forth below, FOR ratification of the appointment of Kost, Forer, Gabbay & Kassierer, independent certified public accountants in Israel and a member firm of Ernst & Young International, as our independent accountants for the fiscal year ending December 31, 2004, FOR amending our certificate of incorporation to increase our authorized share capital from 100 million shares of common stock to 250 million shares of common stock, FOR amending our 1995 Non-Employee Director Stock Option Plan to increase initial grants to new directors from 25,000 options to 40,000 options, and to increase annual grants to directors from 10,000 options to 25,000 options, FOR approving and adopting the 2004 Employee Stock Option and Restricted Stock Purchase Plan, and IN THE DISCRETION OF THE HOLDERS OF THE PROXIES with respect to any other business that properly comes before the annual meeting and all matters relating to the conduct of the annual meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary

                             ***PRELIMINARY COPY***

authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as voting with respect to that matter. We believe that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general requirements of Delaware law concerning voting of shares and determination of a quorum.

      You may revoke your proxy at any time before it is voted by delivering to the Secretary of our company a written revocation or a duly executed proxy bearing a later date than the date of the proxy being revoked (including a proxy voted over the Internet or by telephone). Any record stockholder attending the annual meeting in person may revoke his or her proxy and vote his or her shares at the annual meeting.

      Votes cast by proxy or in person at the annual meeting will be tabulated by the Inspector of Elections, with the assistance of our transfer agent. The Inspector of Elections will also determine whether or not a quorum is present at the annual meeting. The presence of a quorum is required to transact the business proposed to be transacted at the annual meeting. The presence in person or by proxy of holders of a majority of the outstanding shares of our common stock entitled to vote will constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes (as defined above) will be counted for purposes of determining the presence or absence of a quorum.

      Directors will be elected by a plurality of the votes cast by the holders of our common stock voting in person or by proxy at the annual meeting. Abstentions and broker non-votes will have no effect on the vote for election of directors.

      In order to be adopted, the proposal to amend our Amended and Restated Certificate of Incorporation to increase our authorized share capital will require the affirmative vote of a majority of ALL OUTSTANDING SHARES OF OUR COMMON STOCK ENTITLED TO VOTE ON THIS PROPOSAL. As a result, abstentions and broker non-votes will have the same practical effect as a negative vote on this proposal. The adoption of all other proposals will require the affirmative vote of a majority of the shares present, either in person or by proxy, and entitled to vote with respect to such proposals. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum; abstentions will have the same practical effect as a negative vote on these proposals, and broker non-votes will not have any effect on the outcome of these proposals.

      The solicitation of proxies will be conducted by mail and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the annual meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the annual meeting to beneficial owners of our common stock. We may conduct further solicitation personally, telephonically or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

      We are not aware of any matters other than those described in this proxy statement that will be acted upon at the annual meeting. In the event that any other matters do come before the annual meeting for a stockholder vote, the

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persons named as proxies in the form of proxy being  delivered to you along with this proxy statement will vote in accordance with their best judgment on those matters.

      At least ten days before the annual meeting, we will make a complete list of the stockholders entitled to vote at the meeting open to the examination of any stockholder for any purpose germane to the annual meeting. The list will be open for inspection during ordinary business hours at our offices at 250 West 57th Street, Suite 310, New York, New York 10107, and will also be made available to stockholders present at the annual meeting.


                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

      The annual meeting will consider the election of three Class III directors for three-year terms that expire in 2007. Our four other directors have terms that end in either 2005 or 2006, as indicated below. Unless instructions are given to the contrary, each of the persons named as proxies will vote the shares to which each proxy relates FOR the election of each of the nominees listed below for a term of three years expiring at the annual meeting of stockholders to be held in 2007, and until the nominee's successor is duly elected and qualified or until the nominee's earlier death, removal or resignation. The three nominees named below are presently serving as directors and all of them are anticipated to be available for election and able to a serve. However, if they should become unavailable, the proxy will be voted for substitute nominee(s) designated by the Board. The three nominees who receive the greatest number of votes properly cast for the election of directors will be elected.

      Our by-laws provide for a Board of one or more directors, and the number of directors currently is fixed at seven. Our Board is composed of three classes of similar size. The members of each class are elected in different years, so that only one-third of the Board is elected in any single year.

      Mr. Ehrlich, Mr. Wasserman (who was appointed to fill a vacancy in the Board) and Mr. Borey (who was appointed to fill a vacancy in the Board) are designated as Class III directors. Their term expires in 2004. Dr. Eastman and Mr. Esses are designated as Class I directors. Their term expires in 2006. Messrs. Rosenfeld and Miller are designated as Class II directors. Their term expires in 2005.

      The following table contains information concerning the nominees for Class III directors and the other incumbent directors:

         NAME                AGE                 POSITION WITH AROTECH                                  CLASS   DIRECTOR SINCE
         ----                ---                 ---------------------                                  -----   --------------
Robert S. Ehrlich (3)......  66    Chairman of the Board, President and Chief Executive                  III       May 1991
                                                        Officer
Bert W. Wasserman(1) (2)...  71                         Director                                         III     February 2003
Edward J. Borey............  53                         Director                                         III     December 2003
Dr. Jay M. Eastman(2)(4)...  59                         Director                                          I     October 1993
Steven Esses(3)............  40   Executive Vice President, Chief Operating Officer and Director          I       July 2002

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
         NAME                AGE                 POSITION WITH AROTECH                    CLASS   DIRECTOR SINCE
         ----                ---                 ---------------------                    -----   --------------
Jack E. Rosenfeld(1)(2)(4).  65                         Director                           II     October 1993
Lawrence M. Miller(1)(3)(4)  57                         Director                           II     November 1996

-------------------------------------

(1)   Member of the Audit Committee.
(2)   Member  of  the  Compensation  Committee.
(3)   Member of the Executive Committee.
(4)   Member of the Nominating Committee.


NOMINEES FOR ELECTION AS CLASS III DIRECTORS

      ROBERT S. EHRLICH has been our Chairman of the Board since January 1993 and our President and Chief Executive Officer since October 2002. From May 1991 until January 1993, Mr. Ehrlich was our Vice Chairman of the Board, and from May 1991 until October 2002 he was our Chief Financial Officer. Mr. Ehrlich was a director of Eldat, Ltd., an Israeli manufacturer of electronic shelf labels, from June 1999 to July 2003. From 1987 to June 2003, Mr. Ehrlich served as a director of PSC Inc. ("PSCX"), a manufacturer and marketer of laser diode bar code scanners, and, between April 1997 and June 2003, Mr. Ehrlich was the chairman of the board of PSCX. PSCX filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in November 2002; its pre-negotiated plan of reorganization was confirmed by the Bankruptcy Court in June 2003. Mr. Ehrlich received a B.S. and J.D. from Columbia University in New York, New York.

      BERT W. WASSERMAN was added to the Board in February 2003. Mr. Wasserman served as Executive Vice President and Chief Financial Officer of Time Warner, Inc. from 1990 until his retirement in 1995 and served on the Board of Directors of Time Warner, Inc. and its predecessor company, Warner Communications, Inc. from 1981 to 1995. He joined Warner Communications, Inc. in 1966 and had been an officer of that company since 1970. Mr. Wasserman is director of several investment companies in the Dreyfus Family of Funds and of Informedix Holdings Inc. Mr. Wasserman is a certified public accountant; he holds a B.A. from Baruch College in New York City and an LL.B from Brooklyn Law School.

      EDWARD J. BOREY was added to the Board in December 2003. From December 2000 to September 2003, Mr. Borey served as President, Chief Executive Officer and a director of PSCX. PSCX filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in November 2002; its pre-negotiated plan of reorganization was confirmed by the Bankruptcy Court in June 2003. Prior to joining the Company, Mr. Borey was President and CEO of TranSenda (May 2000 to December 2000). Previously, Mr. Borey held senior positions in the automated data collection industry. At Intermec Technologies Corporation (1995-1999), he was Executive Vice President and Chief Operating Officer and also Senior Vice President/General Manager of the Intermec Media subsidiary. Mr. Borey holds a B.S. in Economics from the State University of New York, College of Oswego, an M.A. in Public Administration from the University of Oklahoma, and an M.B.A. in Finance from Santa Clara University.

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CLASS I DIRECTORS

      DR. JAY M. EASTMAN has been one of our directors since October 1993. Since November 1991, Dr. Eastman has served as President and Chief Executive Officer of Lucid, Inc., which is developing laser technology applications for medical diagnosis and treatment. Dr. Eastman is also a director of Dimension Technologies, Inc., a developer and manufacturer of 3D displays for computer and video displays, and Centennial Technologies Inc., a manufacturer of PCMCIA cards. From 1981 until January 1983, Dr. Eastman was Director of the University of Rochester's Laboratory for Laser Energetics, where he was a member of the staff from September 1975 to 1981. Dr. Eastman holds a B.S. and a Ph.D. in Optics from the University of Rochester in New York.

      STEVEN ESSES has been one of our directors since July 2002, our Executive Vice President since January 2003 and our Chief Operating Officer since February 2003. From 2000 until 2002, Mr. Esses was a principal with Stillwater Capital Partners, Inc., a New York-based investment research and advisory company (hedge fund) specializing in alternative investment strategies. During this time, Mr. Esses also acted as an independent consultant to new and existing businesses in the areas of finance and business development. From 1995 to 2000, Mr. Esses founded Dunkin' Donuts in Israel and held the position of Managing Director and CEO. Prior thereto, he was Director of Retail Jewelry Franchises with Hamilton Jewelry, and before that he served as Executive Director of Operations for the Conway Organization, a major off-price retailer with 17 locations.


CLASS II DIRECTORS

      JACK E. ROSENFELD has been one of our directors since October 1993. Since April 1998, Mr. Rosenfeld has been President and Chief Executive Officer of Potpourri Collection Inc., a specialty catalog direct marketer. Mr. Rosenfeld was President and Chief Executive Officer of Hanover Direct, Inc., formerly Horn & Hardart Co., which operates a direct mail marketing business, from September 1990 until December 1995, and had been President and Chief Executive Officer of its direct marketing subsidiary since May 1988. Mr. Rosenfeld holds a B.A. from Cornell University in Ithaca, New York and an LL.B. from Harvard University in Cambridge, Massachusetts.

      LAWRENCE M. MILLER was elected to the Board in November 1996. Mr. Miller has been a senior partner in the Washington D.C. law firm of Schwartz, Woods and Miller since 1990. From August 1993 through May 1996, he served as a member of the board of directors of The Phoenix Resource Companies, Inc., a publicly traded energy exploration and production company, and as a member of the Audit and Compensation Committee of that board. That company was merged into Apache Corporation in May 1996. Mr. Miller holds a B.A. from Dickinson College in Carlisle, Pennsylvania and a J.D. with honors from George Washington University in Washington, D.C. He is a member of the District of Columbia bar.

VOTE REQUIRED

      Directors will be elected by a plurality of the votes cast by the holders of our common stock voting in person or by proxy at the annual meeting. Abstentions and broker non-votes will each be counted as present for purposes of

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determining  the  presence of a quorum,  but will have no effect on the vote for election of directors.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR FIXING THE NUMBER OF CLASS III DIRECTORS AT THREE AND FOR ELECTION
                    OF THE CLASS III NOMINEES DESCRIBED ABOVE


                                PROPOSAL NUMBER 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      Kost, Forer, Gabbay & Kassierer, independent certified public accountants in Israel and a member firm of Ernst & Young International, have served as our independent accountants since January 2000. The Audit Committee has selected Kost, Forer, Gabbay & Kassierer as our independent accountants for the fiscal year ending December 31, 2004 and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting.

      Kost, Forer, Gabbay & Kassierer served as the Company's independent accountants during the fiscal year ended December 31, 2003. Kost, Forer, Gabbay & Kassierer's report on the financial statements for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, auditing scope or accounting principles. We do not anticipate that a representative of Kost, Forer, Gabbay & Kassierer will be present at the Annual Meeting.

      Stockholder  ratification  of the  selection  of  Kost,  Forer,  Gabbay  &
Kassierer as our independent accountants is not required by our by-laws or otherwise. However, we are submitting the selection of Kost, Forer, Gabbay & Kassierer to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Kost, Forer, Gabbay & Kassierer. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that such a change would be in the best interests of the Company and its stockholders.

VOTE REQUIRED

      The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum; abstentions will have the same practical effect as a negative vote on this proposal, and broker non-votes will not have any effect on the outcome of this proposal.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF KOST, FORER, GABBAY & KASSIERER AS OUR INDEPENDENT ACCOUNTANTS.

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                                PROPOSAL NUMBER 3

                      PROPOSED AMENDMENT TO ARTICLE FOUR OF
              OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
             TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY
                 FROM 100,000,000 SHARES TO 250,000,000 SHARES.

GENERAL

      The Board has approved a proposed amendment to Article Four of our Amended and Restated Certificate of Incorporation to increase the number of shares of common stock that we are authorized to issue from 100,000,000 to 250,000,000. The Board has directed that the proposed amendment be submitted to a vote of our stockholders at the annual meeting.

      Our Amended and Restated Certificate of Incorporation currently authorizes 101,000,000 shares of capital stock consisting of 100,000,000 shares of common stock, $0.01 par value, and 1,000,000 shares of preferred stock, $0.01 par value. The proposed amendment would increase the authorized common stock to 250,000,000 shares. The holders of common stock are entitled to (i) one vote for each share of common stock registered in the name of such holder, (ii) receive dividends on their shares of stock when and as declared by the Board, and (iii) in the event of liquidation, dissolution or the winding up of our affairs, share pro rata in the net assets available for distribution to holders of common stock after satisfaction of the prior claims of the holders of preferred stock of any series or any shares of any other class of capital stock ranking senior to the common stock as to assets, in accordance with the Amended and Restated Certificate of Incorporation.

      As of April 16, 2004, 63,656,843 shares of common stock were issued and outstanding. In addition: 18,720,040 shares of common stock are reserved for issuance upon the exercise of warrants, 4,898,801 shares of common stock are reserved for issuance upon the conversion of debentures, 7,576,041 shares of common stock are reserved for issuance upon the exercise of options that have previously been granted under our various stock option plans and 600,000 shares of common stock are available for grant upon the exercise of stock options to be granted under our various stock option plans (not including up to 7,500,000 options that would become available for grant upon stockholder approval of the adoption of our 2004 Stock Option and Restricted Stock Purchase Plan - see "Proposal Number 5," below). The total potential common stock issuable upon the warrants, debentures and stock options plans above is 31,794,882, totaling 95,451,725 shares including the shares issued and outstanding.

      The Board believes that it is in our best interests to increase the authorized number of shares of common stock to 250,000,000 shares, which would make available for issuance under our stock option plans as well as for issuance in the future for other valid corporate purposes, including without limitation


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future acquisitions,  without further  authorization of the stockholders (except as may be required by applicable law or regulation). The Board believes that the proposed amendment to Article Four will provide several long-term advantages to us and our stockholders. The Board has frequently utilized options as a form of non-cash compensation to employees and consultants. In addition, increased costs related to our sales and marketing activities and potential acquisition opportunities may require us to seek additional financing over the next several years. An increase in our authorized shares would enable us to raise cash assets through sales of common stock or other debt or equity securities convertible into common stock to public and private investors without the need to seek stockholder authorization at that time, which could significantly delay any such financing. Finally, the passage of this proposal would also enable management,
with  the  approval  of  the  Board,  to  pursue   acquisitions  or  enter  into
transactions or other business combinations which management believes provide the potential for growth and profit.

CERTAIN EFFECTS, ADVANTAGES AND DISADVANTAGES OF THE PROPOSED AMENDMENT

      The proposal, if approved, would strengthen the position of management and might make the removal of management more difficult, even if such removal would be generally beneficial to our stockholders. The authorization to issue the additional shares of common stock would provide management with a capacity to negate the efforts of unfriendly tender offerors through the issuance of securities to others who are friendly or desirable to management. Moreover, we currently have in place certain provisions which have an anti-takeover effect. Under the terms of our Amended and Restated Certificate of Incorporation, directors are elected for a term of three years, and the Board is composed of three classes of similar size, each elected in a different year, so that only one-third of the Board is up for election in any single year. Additionally our Amended and Restated Certificate of Incorporation provides for blank check preferred stock. Moreover, certain provisions of our Amended and Restated Certificate of Incorporation permit the directors, in exercising their fiduciary duties, including without limitation, evaluating a tender offer or exchange offer for our stock or any merger or consolidation or any sale, lease, exchange or transfer of all or substantially all of our assets, the acquisition of securities of a third party or any reclassification, recapitalization or reorganization of Arotech or any of its securities, to consider various factors, including, among others, other constituencies such as employees, creditors, customers and the economy. As a result of these provisions, a potential purchaser of Arotech may be discouraged from attempting to acquire us, thereby possibly depriving our stockholders of certain opportunities to sell or otherwise dispose of their securities at above market prices as part of those transactions. However, we have elected not to be governed by the provisions of
Section 203 of the General Corporation Law of the State of Delaware, an anti-takeover statute which prohibits certain business combinations between a Delaware corporation like us and an "interested stockholder," which is defined as a person who, together with any of its affiliates and/or associates, beneficially owns, directly or indirectly, 15% or more of the outstanding voting shares of a Delaware corporation.

      This Proposal is not the result of the Board's knowledge of any specific effort to obtain control of Arotech by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise. We are not submitting this proposal to enable us to frustrate any efforts by another party to acquire


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a controlling interest in us or to seek Board representation.  The submission of this proposal is not a part of any plan by our management to adopt a series of amendments to the Amended and Restated Certificate of Incorporation or By-laws so as to render the takeover of Arotech more difficult.

      Other than with respect to the issuance of shares in connection with our stock option plans, including if approved by the stockholders, the Amended and Restated Non-Employee Directors Plan, we currently have no specific plans or proposals for the use of the additional shares, the authorization of which is sought hereby. However, we could determine to issue additional shares at any time. We have acquired four companies since June 2002, some of which involved issuances of stock as part of the consideration for the acquisition and others of which were financed in part through stock issuances, and from time to time we evaluate proposals for further acquisitions. In the event this proposal is passed, stockholder approval of the issuance of the 150,000,000 additional shares of common stock will not be sought prior to the issuance of additional securities unless such issuances relate to an increase in shares under certain stock option plans, or to mergers, consolidations, issuances of more than 20% of our outstanding stock under certain circumstances, or other transactions that require stockholder approval pursuant to law, the SEC's regulations or the Nasdaq's rules.

TEXT OF THE AMENDMENT

      If this Proposal is adopted, the amended portion of Article Four of the Amended and Restated Certificate of Incorporation will read as follows:

                  FOUR: The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred fifty-one million (251,000,000) consisting of two classes of shares designated as follows:

                  A. Two hundred  fifty million  (250,000,000)  shares of common stock, $0.01 par value, (the "Common Stock"); and

                  B. One million  (1,000,000)  shares of preferred stock,  $0.01 par value, (the "Preferred Stock").

VOTE REQUIRED

      The affirmative vote of the holders of a majority of ALL OUTSTANDING SHARES OF OUR COMMON STOCK ENTITLED TO VOTE ON THIS PROPOSAL will be required for approval of this proposal. As a result, abstentions and broker non-votes will have the effect of votes against the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF PROPOSED AMENDMENT TO
               ARTICLE FOUR OF THE COMPANY'S AMENDED AND RESTATED
                  CERTIFICATE OF INCORPORATION TO INCREASE THE
                     AUTHORIZED COMMON STOCK OF THE COMPANY
                 FROM 100,000,000 SHARES TO 250,000,000 SHARES.



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                                PROPOSAL NUMBER 4

              APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

GENERAL

      We believe that stock-based awards are a key component to our ability to retain and attract high quality directors to manage our business and affairs. Our Amended and Restated 1995 Non-Employee Director Stock Option Plan (the "1995 Plan") advances our interests by enhancing our ability to attract and retain directors who are in a position to make significant contributions to our success and to reward such directors for such contributions through ownership of shares of our common stock.

      The Plan currently provides that non-employee directors receive an initial grant of options to purchase 25,000 shares of common stock upon the effective date of the 1995 Plan or upon their election as a director. Thereafter, these directors receive options to purchase 10,000 shares of common stock per year of service on the Board.

      The Board believes that in order to retain and attract new and existing Board members it is necessary to increase the number of shares initially granted to new board members and to increase the annual grant.

      The Board's proposal is to increase the initial grant of options to purchase shares of common stock to 40,000. Thereafter, non-employee directors will receive options to purchase 25,000 shares of common stock per year of service on the Board.

DESCRIPTION OF THE 1995 NON-EMPLOYEE DIRECTOR PLAN

      The following description of the principal terms of the 1995 Plan is a summary and is qualified in its entirety by the full text of the plan.

      Administration. The 1995 Plan is administered by the Compensation Committee. The Committee's responsibilities in respect of this plan include adopting, amending and rescinding rules and regulations for the administration of the 1995 Plan, interpreting the 1995 Plan, deciding any questions and settling all controversies and disputes that may arise in connection with the 1995 Plan. Subject to the limitations of the 1995 Plan and applicable securities laws, the Committee may waive compliance by a non-employee director with any obligation to be performed by him under an option and waive any condition or provision of an option. Because the 1995 Plan is a "formula" plan under the Securities Exchange Act of 1934, non-employee directors may be members of the committee administering the 1995 Plan. Accordingly, options to non-employee directors are granted solely under the 1995 Plan and not under our regular stock award plans. Each director who is not an employee of Arotech or any of its subsidiaries will be eligible to receive options under the 1995 Plan.

      Term of 1995 Plan. The 1995 Plan was approved by the Board on September 28, 1995 and was later amended on March 25, 1996. No options may be awarded under the 1995 Plan after September 28, 2005, but the 1995 Plan shall continue thereafter while previously awarded options remain subject to the 1995 Plan.


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      Shares Subject to 1995 Plan.  Subject to adjustments set forth in the 1995
Plan, the aggregate number of shares of common stock available for issuance in connection with options granted under the 1995 Plan shall be 500,000, subject to customary adjustments for stock splits, stock dividends or similar transactions. If any option granted under the 1995 Plan terminates without having been exercised in full, the number of shares of common stock as to which such option was not exercised shall be available for future grants within certain limits under the 1995 Plan.

      Terms and Conditions of Options. The 1995 Plan currently provides that non-employee directors will receive an initial grant of options to purchase 25,000 shares of common stock upon the effective date of the 1995 Plan or upon their election as a director. Thereafter, these directors will receive options to purchase 10,000 shares of common stock per year of service on the Board. The Board's proposal is to increase the initial grant of options to purchase shares of common stock to 40,000. Thereafter, non-employee directors will receive options to purchase 25,000 shares of common stock per year of service on the Board.

      The exercise price of each option shall be 100% of the fair market value on the date of the grant which shall equal the closing price of the common stock as reported on The Nasdaq National Market. The latest date on which an option may be exercised is ten years from the date of the grant. Each grant of options shall become exercisable in three equal installments on each of the first, second and third anniversaries of the grant. The exercise price of options granted under the 1995 Plan must be paid in cash, or by certified check, bank draft or money order payable to our order, through the delivery of shares of common stock, or by a combination of the above.

      All outstanding options shall become exercisable prior to the consummation of a merger or consolidation involving Arotech, any liquidation or dissolution of Arotech, any sale of substantially all of our assets or any other transaction or series of related transactions as a result of which a single person or several persons acting in concert own a majority of our then outstanding common stock. The Committee shall determine the exercise period for these outstanding options, which shall not be less than 20 days prior to the consummation of the merger, consolidation or other event. The Committee may also accelerate the exercisability of such options in accordance with applicable securities law, in which case, all then outstanding options not so exercised shall terminate and cease to be exercisable. These options shall not become exercisable in the event that (a) the holders of common stock prior to the consummation retain or acquire securities constituting a majority of the outstanding voting common stock of the acquiring or surviving corporation or other entity and (b) no single person owns more than half of the voting common stock of the acquiring or surviving corporation or other entity.

      Miscellaneous. Neither adoption of the 1995 Plan nor the grant of options to an eligible director shall confer upon any person any right to continued status as a director with us or any subsidiary of ours or affect in any way our right to terminate a director relationship at any time or shall affect our right


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to grant to such  director  options  that are not  subject to the 1995 Plan,  to issue to such directors common stock as a bonus or otherwise, or to adopt other plans or arrangements under which common stock may be issued to directors.

FEDERAL INCOME CONSEQUENCES

      Please refer to the description of the federal income tax consequences associated with the grant and exercise of nonstatutory stock options under "Proposal Number 5," below.


VOTE REQUIRED

         The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum; abstentions will have the same practical effect as a negative vote on this proposal, and broker non-votes will not have any effect on the outcome of this proposal.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AMENDMENT OF
     THE AMENDED AND RESTATED 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

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                                PROPOSAL NUMBER 5

                        APPROVAL OF THE 2004 STOCK OPTION
                       AND RESTRICTED STOCK PURCHASE PLAN

GENERAL

      On February 9, 2004, the Board of Directors adopted the 2004 Stock Option and Restricted Stock Purchase Plan (the "2004 Plan"), subject to the approval of the stockholders of Arotech.

      The general purpose of the 2004 Plan is to provide an incentive to our employees and consultants, including our executive officers and employees and consultants of our subsidiaries, by enabling them to share in the future growth of our business. The Board of Directors believes that the granting of stock options promotes continuity of management and increases incentive and personal interest in the welfare of Arotech by those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success.

      The Board believes that the 2004 Stock Option and Restricted Stock Purchase Plan will advance our interests by enhancing our ability to (a) attract and retain employees and consultants who are in a position to make significant contributions to our success; (b) reward employees and consultants for these contributions; and (c) encourage employees and consultants to take into account our long-term interests through ownership of our shares.

DESCRIPTION OF THE 2004 STOCK OPTION AND RESTRICTED STOCK PURCHASE PLAN

      The following description of the principal terms of the 2004 Plan is a summary and is qualified in its entirety by the full text of the 2004 Plan, which is attached as Appendix A hereto.

      Administration. The 2004 Plan will be administered by the Compensation Committee. The Committee may grant options and make purchase grants for shares of common stock to eligible employees and consultants, determine the terms and conditions of each option or purchase grant and adopt, amend and rescind rules and regulations for the administration of the 2004 Plan. The 2004 Plan grants the Committee the authority to grant options (both incentive stock options and nonstatutory options) and make purchase grants to eligible employees and consultants. Subject to the limitations of the 2004 Plan and applicable securities laws, the Committee may waive compliance by any recipient with respect to any obligation to be performed by such recipient. The Committee may also exercise any right of repurchase with respect to common stock issued under the 2004 Plan pursuant to a purchase grant. The 2004 Plan was adopted by the Board, subject to stockholder approval, on February 9, 2004. No awards may be made under this Plan after February 9, 2014, but the 2004 Plan shall continue thereafter while previously granted awards remain subject to the 2004 Plan.

      Employees and Consultants Eligible to Receive Options or Purchase Grants Under the 2004 Plan. Persons eligible to receive options or purchase grants under the 2004 Plan are those employees and consultants of Arotech and its subsidiaries who, in the opinion of the Committee, are in a position to make a significant contribution to our success. Directors who are not employees are not eligible to receive awards under the 2004 Plan.


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      Shares Subject to the 2004 Plan.  Subject to adjustments  set forth in the
2004 Plan, the aggregate number of shares of common stock available for issuance in connection with options granted under the 2004 Plan will be 7,500,000, subject to customary adjustments for stock splits, stock dividends or similar transactions. If any option granted under the 2004 Plan terminates without having been exercised in full, the number of shares of common stock as to which such option was not exercised shall be available for future grants within certain limits under the 2004 Plan. Except as may be otherwise determined by the Board, no employee or consultant may receive awards of or relating to more than 1,000,000 shares of Arotech's common stock in the aggregate in any year.

      Terms and Conditions of Options. The Committee determines the exercise price of options granted under the 2004 Plan. The Committee may determine the exercise price of nonstatutory options at the time of grant. The exercise price of incentive stock options, however, must be at least equal to the fair market value per share of common stock (or 110% of fair market value in the case of incentive options granted to a ten-percent stockholder) issuable upon exercise of the option at the time the incentive option was granted. No option may be exercisable for more than ten years (five years in the case of an incentive option granted to a ten-percent stockholder) from the date of grant. Options issued under the 2004 Plan will be exercisable at such time or times as the Committee prescribes at the time of grant.

      In the event of a consolidation or merger in which Arotech is not the surviving corporation or which results in the acquisition of substantially all Arotech's outstanding stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all Arotech's assets, the 2004 Plan provides all outstanding options will become exercisable unless the successor entity assumes such options.

      Generally, the option price may be paid (a) in cash or by certified check, bank draft or money order, (b) through delivery of shares of common stock having a fair market value equal to the purchase price, (c) through delivery of a promissory note acceptable to the Committee or (d) a combination of these methods. The Committee is also authorized to establish a cashless exercise program.

      No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient's lifetime an option may be exercised only by the recipient. Options that are exercisable at the time of a recipient's termination of service with Arotech will continue to be exercisable for three months, unless, in the opinion of the Committee, the reasons for the termination of employment justify terminating the recipient's exercisable options.

      Terms and Conditions of Purchase Grants. The purchase price of common stock purchased pursuant to a restricted stock purchase grant made under the 2004 Plan must be at least equal to the fair market value of the common stock at the time the purchase grant was made (or 110% of the fair market value in the


                                       14
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case of purchase grants made to ten-percent stockholders).  Recipients receiving purchase grants under the 2004 Plan may purchase the common stock subject to the purchase grant at any time within 60 days after the purchase grant is made.

      In the event of a consolidation or merger in which Arotech is not the surviving corporation or which results in the acquisition of substantially all Arotech's outstanding stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all Arotech's assets, the 2004 Plan provides all outstanding purchase grants will become exercisable unless the successor entity assumes such grants.

      Common stock purchased pursuant to a purchase grant may be paid for (a) in cash, (b) by certified check, (c) by bank draft or money order, or (d) by a promissory note. If the recipient pays for the common stock with a promissory note, the note must meet the conditions specified in the 2004 Plan, in addition to any other conditions which the Board may establish.

      No purchase grant may be transferred other than by will or by the laws of descent and distribution, and during a recipient's lifetime a purchase grant may be exercised only by the recipient. Unexercised purchased grants held by a recipient terminate upon the death of the recipient. If a recipient's employment or consulting relationship terminates for any reason other than death, all purchase grants held by the recipient will automatically terminate.

      The Board may at any time amend the 2004 Plan for the purpose of satisfying the requirements of the Internal Revenue Code of 1986, as amended, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the Board may not (a) increase the number of shares available under the 2004 Plan, (b) change the group of individuals eligible to receive options and/or purchase grants, (c) reduce the price at which incentive options may be granted, (d) extend the time within which options may be granted or purchase grants made, (e) alter the 2004 Plan such that "incentive" options and purchase grants would not qualify under the applicable provisions of the Code, or (f) adversely affect the rights of a recipient under any option or purchase grant previously granted or made.

      Special Provisions for Plan Participants Who Are Israeli Residents. Pursuant to current Israeli tax law, each option and purchase grant, and shares issued pursuant to each option and purchase grant made under the 2004 Plan, are issued to, and held in trust for the benefit of the grantee by, a trustee designated by the Board, who holds these shares in trust for a minimum of two years. Prior to releasing any securities from the trust, the trustee must ensure that the recipient remits an amount of money that is sufficient and necessary for the discharge of the recipient's tax obligations with respect to such securities, if any. Upon the sale of any securities held by the trust for the benefit of a recipient, we must withhold from the proceeds of such sale all applicable taxes and remit the amount withheld to the appropriate Israeli tax authority. Each recipient who has shares held by the trust is entitled to receive dividends with respect thereto and to vote those shares of common stock.


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FEDERAL INCOME CONSEQUENCES

      Following is a summary of the federal income tax consequences of option grants under the 2004 Plan. Optionees and recipients of other awards granted under the 2004 Plan are advised to consult their personal tax advisors before exercising an option or award or disposing of any stock received pursuant to the exercise of an option or award. In addition, the following summary is based upon an analysis of the Internal Revenue Code of 1986, as amended (the "Code") as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.

     TREATMENT OF OPTIONS

      The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2004 Plan, nor will Arotech be entitled to a tax deduction at that time.

      Generally, upon exercise of a nonstatutory stock option, an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Arotech will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee's taxable year. Arotech will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of common stock of Arotech in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

      For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the "alternative minimum tax" will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years form the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a "disqualifying disposition"), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, Arotech will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

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      In general,  if an optionee,  in  exercising  an incentive  stock  option, tenders shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

      As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the common stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of "adjustment" for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

     POTENTIAL LIMITATION ON COMPANY DEDUCTIONS

      Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options granted in the future under the 2004 Plan, when combined with all other types of compensation received by a covered employee from Arotech, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Code Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant.


TAX WITHHOLDING

      Arotech, as and when appropriate, shall have the right to require each optionee purchasing shares of common stock to pay any federal, state or local taxes required by law to be withheld.

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VOTE REQUIRED

         The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum; abstentions will have the same practical effect as a negative vote on this proposal, and broker non-votes will not have any effect on the outcome of this proposal.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
      ADOPTION OF THE 2004 STOCK OPTION AND RESTRICTED STOCK PURCHASE PLAN.

                              CORPORATE GOVERNANCE

      We operate within a corporate governance plan for the purpose of defining responsibilities, setting high standards of professional and personal conduct, and assuring compliance with such responsibilities and standards. We monitor developments in the area of corporate governance. The Board has initiated actions consistent with the Sarbanes-Oxley Act of 2002, the Securities and Exchange Commission and The Nasdaq Stock Market.

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      In the fiscal year ending December 31, 2003, the Board held nine meetings.
All directors attended at least 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which such director serves.

      As of January 1, 2004, members of the Board of Directors satisfy the applicable independent director requirements of both the Securities and Exchange Commission and Rule 4200 of The Nasdaq Stock Market. Our non-management directors meet regularly in executive session separate from management.

      It is our policy that each of our directors is invited and encouraged to attend our annual meeting of stockholders. All of our directors attended our 2003 annual meeting of stockholders.

      Our board of directors has an Audit Committee, a Compensation Committee, a Nominating Committee and an Executive Committee. The composition of the various committees of the board of directors is as follows (the name of the chairman of each committee appears in italics):

  AUDIT COMMITTEE           COMPENSATION COMMITTEE       NOMINATING COMMITTEE          EXECUTIVE COMMITTEE
  ---------------           ----------------------       --------------------          -------------------
 Bert W. Wasserman             Jay M. Eastman              Jack E. Rosenfeld            Robert S. Ehrlich
Lawrence M. Miller            Jack E. Rosenfeld           Lawrence M. Miller              Steven Esses
 Jack E. Rosenfeld            Bert W. Wasserman             Jay M. Eastman             Lawrence M. Miller


EXECUTIVE COMMITTEE

      The Executive Committee, created in July 2001, exercises the powers of the Board during the intervals between meetings of the Board, in the management of our property, business and affairs (except with respect to certain extraordinary transactions).

      The Executive Committee consists of Messrs. Ehrlich (Chair), Miller and Esses.

      The Executive Committee held three meetings during the fiscal year ending December 31, 2003.

AUDIT COMMITTEE

      Created in December 1993, the purpose of the Audit Committee is to review with management and our independent auditors the scope and results of the annual audit, the nature of any other services provided by the independent auditors, changes in the accounting principles applied to the presentation of our financial statements, and any comments by the independent auditors on our policies and procedures with respect to internal accounting, auditing and financial controls. The Audit Committee was established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. In addition, the Audit Committee is charged with the responsibility for making decisions on the engagement, compensation, retention and oversight of the work of our independent auditors.

      The Audit Committee consists of Messrs. Wasserman (Chair), Miller and Rosenfeld. Each member of the Audit Committee is an "independent director," as that term is defined in Rule 4200(a)(14) of the listing standards of the National Association of Securities Dealers (NASD) and under Item 7(d)(3)(iv) of

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Schedule  14A of the proxy rules under the  Exchange  Act.  All Audit  Committee members possess the required level of financial literacy. Mr. Wasserman has been designated as the "Audit Committee's Financial Expert." The Audit Committee operates under a formal charter that governs its duties, which charter is publicly available through a hyperlink located on the investor relations page of our website, at http://www.arotech.com/compro/investor.html.

      The Audit Committee held six meetings during the fiscal year ending December 31, 2003.

COMPENSATION COMMITTEE

      The Compensation Committee was established in December 1993. The duties of the Compensation Committee are to recommend compensation arrangements for our executive officers and review annual compensation arrangements for all other officers and significant employees.

      The Compensation Committee consists of Dr. Eastman (Chairman) and Messrs. Rosenfeld and Wasserman. Each member of the Compensation Committee is an independent director as that term is defined in the NASD listing standards.

      The Compensation Committee held six meetings during the fiscal year ending December 31, 2003.

NOMINATING COMMITTEE

      The Nominating Committee, created in February 2003, identifies and proposes candidates to serve as members of the Board of Directors. Proposed nominees for membership on the Board of Directors submitted in writing by stockholders to Arotech's Secretary will be brought to the attention of the Nominating Committee.

      The Nominating Committee held no meetings during the fiscal year ending December 31, 2003.

      The Nominating Committee consists of Mr. Rosenfeld (Chair), Mr. Miller and Dr. Eastman. Each member of the Nominating Committee is an independent director as that term is defined in the NASD listing standards. The Nominating Committee makes recommendations to the Board of Directors regarding new directors to be selected for membership on the Board of Directors and its various committees. The Nominating Committee operates under a formal charter that governs its duties. The Nominating Committee's charter is publicly available through a hyperlink located on the investor relations page of our website, at http://www.arotech.com/compro/investor.html.

     POLICIES REGARDING DIRECTOR QUALIFICATIONS

      The Board has adopted policies regarding director qualifications. To be considered for nomination as a director, any candidate must meet the following minimum criteria:

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            a. Ability and willingness to undertake a strategic governance role, clear and distinct from the operating role of management.

            b. High-level leadership experience in business, government, or other major complex professional or non-profit organizations that would have exposed the individual to the challenges of leadership and governance in a dynamic and highly competitive marketplace.

            c. Highly accomplished in their respective field, with superior credentials and recognition.

            d. Demonstrated understanding of the elements and issues relevant to the success of a large publicly-traded company in the current volatile business, legal and governance environment.

            e. Demonstrated business acumen and creative/strategic thinking ability.

            f. Personal Characteristics:

               o Ability and willingness to contribute special competencies to the Board in a collaborative manner. The areas of expertise required at any point in time may vary, based on the existing composition of the Board. They may include, but would not be limited to, capabilities honed as a CEO or a senior functional leader in operations, finance, information technology, marketing, organizational development, and experience making step change to transform a business.

               o Personal integrity and highest ethical character. Absence of any conflicts of interest, either real or perceived.

               o Willingness to apply sound and independent business judgment, enriching management and Board proposals or challenging them constructively as appropriate.

               o Willing to exert influence through strong influence skills and constructive teamwork. This is essential to effective collaboration with other directors as well as providing constructive counsel to the CEO.

               o Understanding of and full commitment to our governance principles and the obligation of each director to contribute to good governance, corporate citizenship, and corporate image for Arotech.

               o Willingness to devote the time necessary to assume broad fiduciary responsibility and to participate fully in Arotech governance requirements with appropriate due diligence and attention.

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      In this  regard,  each  nominee  will be asked to  disclose  the boards of directors on which he or she currently  sits, and each current  director will be
asked  to  inform  the  Nominating   Committee  of  additional  corporate  board
nominations (both for-profit and non-profit). This notification is to ensure appropriate dialogue about the impact of the added responsibilities on the individual's availability to perform thoroughly his or her duties as an Arotech director.

      The Board of Directors will consist of a majority of people who are active, primarily in business roles, and selected retired individuals. Those active in the business community will bring the most current business thinking, and retirees will bring their long experience and seasoned business judgment. Every effort will be made to achieve diversity in the Board's membership.

      From time to time, the particular capabilities needed to round out the total Board's portfolio of competencies may vary. The Nominating Committee is empowered to consider the demographics of the total Board as it considers the requirements for each Board vacancy and to identify particular unique capabilities needed at that point in time.

     POLICIES REGARDING DIRECTOR NOMINATIONS

      The Board's Nominating Committee is responsible for the Board of Director's nomination process. New candidates for the Board of Directors may be sourced by existing directors, a third party search firm (paid for its professional services) or may be recommended by stockholders. In considering new candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate. However, all director nominees will be evaluated against the same standards and in the same objective manner, based on competencies and personal characteristics listed above, regardless of how they were sourced. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

               o The name of the stockholder and evidence of the person's ownership of our stock, including the number of shares owned and the length of time of ownership; and

               o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of Arotech and the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board of Directors.

      The stockholder recommendation and information described above must be sent to Arotech's Secretary at 250 West 57th Street, Suite 310, New York, New York 10107, and must be received by Arotech's Secretary not less than 120 days prior to the anniversary date of our most recent annual meeting of stockholders.

      Once a person has been identified by the Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be

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considered  further. If the Nominating  Committee  determines that the candidate warrants further consideration, the Chairman or another member of the Committee will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, the Nominating Committee will request information from the candidate, review the person's accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conduct one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other
persons  that  may  have  greater   first-hand   knowledge  of  the  candidate's
accomplishments. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, the Board of Directors may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

CODES OF ETHICS

      We have adopted a Code of Ethics, as required by Nasdaq listing standards and the rules of the SEC, that applies to our principal executive officer, our principal financial officer, and our principal accounting officer, as well as a more general code of conduct that applies to our other directors, officers and employees. The Code of Ethics is publicly available through a hyperlink located on the investor relations page of our website, at http://www.arotech.com/compro/investor.html. If we make substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, that applies to anyone subject to the Code of Ethics, we will disclose the nature of such amendment or waiver on the website or in a report on Form 8-K in accordance with applicable Nasdaq and SEC rules.


                         COMPENSATION AND OTHER MATTERS

DIRECTOR COMPENSATION

      Non-employee members of our Board of Directors are paid $2,500 (plus expenses) for each Board of Directors meeting attended, $2,000 (plus expenses) for each meeting of the Audit Committee of the Board of Directors attended, and $1,000 (plus expenses) for each meeting of all other committees of the Board of Directors attended. In addition, we have adopted a Non-Employee Director Stock Option Plan pursuant to which non-employee directors receive an initial grant of options to purchase 25,000 shares of our common stock upon the effective date of such plan or upon the date of his or her election as a director. Thereafter, non-employee directors will receive options to purchase 10,000 shares of our common stock for each year of service on the Board. All such options are granted at fair market value and vest ratably over three years from the date of the grant. We are submitting for the approval of our stockholders an amendment to our 1995 Plan to increase the initial grant to new non-employee directors to 40,000 options and to increase annual grants to non-employee directors to 25,000 options. See "Proposal Number 4," above.

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EXECUTIVE OFFICER COMPENSATION

     GENERAL

      Our Chief Executive Officer and the other highest paid executive officers (of which there were two) who were compensated at a rate of more than $100,000 in salary and bonuses during the year ended December 31, 2003 (collectively, the "Named Executive Officers") are Israeli residents, and thus certain elements of the compensation that we pay them is structured as is customary in Israel.

      During 2003, 2002 and 2001, compensation to our Named Executive Officers took several forms:

         o  cash salary;

         o bonus, some of which was paid in cash in the year in which it was earned and some of which was accrued in the year in which it was earned but paid in cash in a subsequent year;

         o cash reimbursement for taxes paid by the Named Executive Officer and reimbursed by us in accordance with Israeli tax regulations;

         o  accruals  (but  not  cash   payments)  in  respect  of   contractual
            termination compensation in excess of the Israeli statutory minimum;

         o accruals (but not cash payments) in respect of pension plans, which consist of a savings plan, life insurance and statutory severance pay benefits, and a continuing education fund (as is customary in Israel);

         o stock options, including options issued in exchange for a waiver of salary under the "options-for-salary" program discussed in more detail below; and

         o other benefits, primarily consisting of annual statutory holiday pay.

      The specific amounts of each form of compensation paid to each Named Executive Officer appear in the summary compensation table and the notes thereto appearing under "Summary Compensation Table," below.

     SUMMARY COMPENSATION TABLE

      The following table, which should be read in conjunction with the explanations provided above, shows the compensation that we paid (or accrued), in connection with services rendered for 2003, 2002 and 2001, to our Named Executive Officers.

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                          SUMMARY COMPENSATION TABLE(1)

                                                                                   LONG TERM
                                                  ANNUAL COMPENSATION             COMPENSATION
                                         -------------------------------------- --------------------------------------
                                                                                                       CHANGES IN
                                                                                                      ACCRUALS FOR
                                                                                                       SICK DAYS,
                                                                                                       SECURITIES
                                                                                        TAX            UNDERLYING
    NAME AND PRINCIPAL POSITION         YEAR        SALARY             BONUS         REIMBURSEMENT       OPTIONS
    ---------------------------         ----        ------             -----         -------------       -------
Robert S. Ehrlich
Chairman of the Board,
   President, Chief Executive           2003     $  259,989        $   99,750(2)     $   27,211         2,035,000
   Officer and director                 2002     $  202,962        $   99,750        $   15,232           262,500(4)
                                        2001     $  211,644        $   84,000        $   17,201           521,000(6)

Steven Esses
Executive Vice President,
   Chief Operating Officer
   and director*                        2003     $        0        $        0        $        0         1,035,000
                                        2002     $        0        $        0        $        0                 0
                                        2001     $        0        $        0        $        0                 0

Avihai Shen
Vice President - Finance and
   Chief Financial Officer              2003     $  123,988        $        0        $    8,653           608,750
                                        2002     $   93,641        $        0        $   18,857            48,935
                                        2001     $   82,019        $        0        $    8,804            43,749


                                                                 ALL OTHER
                                                               COMPENSATION
                                       -----------------------------------------------------


                                               PAYMENT TO
                                             VACATION DAYS,      PENSION AND
                                            AND TERMINATION       EDUCATION
    NAME AND PRINCIPAL POSITION                COMPENSATION          FUNDS         OTHERS
    ---------------------------                ------------          -----      -----------
Robert S. Ehrlich
Chairman of the Board,
   President, Chief Executive             $   80,713(3)      $   48,228         $      678
   Officer and director                   $  170,691(5)      $   22,256         $      654
                                          $  229,800(7)      $   52,841         $   87,113(8)

Steven Esses
Executive Vice President,
   Chief Operating Officer
   and director*                          $        0         $        0         $        0
                                          $        0         $        0         $  120,480(9)
                                          $        0         $        0         $        0

Avihai Shen
Vice President - Finance and
   Chief Financial Officer                $    6,471(10)     $   23,133         $      463
                                          $    9,847(11)     $   20,394         $    6,894(12)
                                          $    1,629(13)     $   15,956         $      674


-----------------------------------------

* Mr. Esses became an officer in January 2003. His compensation as an officer during 2003 consisted solely of stock options. Prior to January 2003, Mr. Esses was a director (from July 2002), in which position he received certain compensation as a consultant, in addition to the stock options and per-meeting fees payable to directors generally (which is not reflected above).

(1) We paid the amounts reported for each named executive officer in U.S. dollars and/or New Israeli Shekels (NIS). We have translated amounts paid in NIS into U.S. dollars at the exchange rate of NIS into U.S. dollars at the time of payment or accrual.

(2) We paid Mr. Ehrlich $67,370 during 2003 in satisfaction of the remainder of bonuses from 2002 to which he was entitled according to his contract. Additionally, we accrued $99,750 for Mr. Ehrlich in satisfaction of the 2003 bonus to which he was entitled according to his contract.

(3) Of this amount, $92,075 represents our accrual for severance pay that would be payable to Mr. Ehrlich upon a "change of control" or upon the occurrence of certain other events; $3,451 represents the increase of the accrual for sick leave and vacation redeemable by Mr. Ehrlich; and $(14,813) represents the decrease of our accrual for severance pay that would be payable to Mr. Ehrlich under the laws of the State of Israel if we were to terminate his employment.

(4) Of this amount, 262,500 options were in exchange for a total of $105,000 in salary waived by Mr. Ehrlich during 2002 pursuant to the options-for-salary program instituted by us beginning in May 2001. See "Options-for-Salary Program," below.

(5) Of this amount, $109,935 represents our accrual for severance pay that would be payable to Mr. Ehrlich upon a "change of control" or upon the occurrence of certain other events; $17,571 represents the increase of the accrual for sick leave and vacation redeemable by Mr. Ehrlich; and $43,725 represents the increase of our accrual for severance pay that would be payable to Mr. Ehrlich under the laws of the State of Israel if we were to terminate his employment.

(6) Of this amount, 80,000 options were in exchange for a total of $32,000 in salary waived by Mr. Ehrlich during 2001 pursuant to the options-for-salary program instituted by us beginning in May 2001. See "Options-for-Salary Program," below.

(7) Of this amount, $172,360 represents our accrual for severance pay that would be payable to Mr. Ehrlich upon a "change of control" or upon the occurrence of certain other events; $50,548 represents the increase of the accrual for sick leave and vacation redeemable by Mr. Ehrlich; and $6,892 represents the increase of our accrual for severance pay that would be payable to Mr. Ehrlich under the laws of the State of Israel if we were to terminate his employment.

(8) Of this amount, $86,434 represents benefit imputed to Mr. Ehrlich upon the purchase by us of certain of his shares for treasury, and $679 represents other benefits that we paid to Mr. Ehrlich in 2001. See "Certain Relationships and Related Transactions - Officer Loans," below.

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(9)   Represents consulting fees paid in 2002.

(10) Of this amount, $8,369 represents the increase of the accrual for vacation redeemable by Mr. Shen; and $(1,628) represents the decrease of our accrual for severance pay that would be payable to Mr. Shen under the laws of the State of Israel if we were to terminate his employment.

(11) Of this amount, $1,062 represents the increase of the accrual for vacation redeemable by Mr. Shen; and $8,785 represents the increase of our accrual for severance pay that would be payable to Mr. Shen under the laws of the State of Israel if we were to terminate his employment.

(12) Of this amount, $6,500 represents the value of shares issued to Mr. Shen as a stock bonus and $394 represents other benefits that we paid to Mr. Shen in 2002.

(13) Of this amount, $(1.099) represents the decrease of the accrual for vacation redeemable by Mr. Shen; and $2,728 represents the increase of our accrual for severance pay that would be payable to Mr. Shen under the laws of the State of Israel if we were to terminate his employment.

      EXECUTIVE LOANS

      In 1999, 2000 and 2002, we extended certain loans to our Named Executive Officers. These loans are summarized in the following table, and are further described under "Certain Relationships and Related Transactions - Officer Loans," below.

                                                              ORIGINAL AMOUNT
                                                PRINCIPAL       OUTSTANDING
   NAME OF BORROWER           DATE OF LOAN    AMOUNT OF LOAN   AS OF 12/31/03                      TERMS OF LOAN
  ------------------         --------------  ---------------- ----------------                 --------------------
Robert S. Ehrlich...........    12/28/99        $  167,975       $  201,570       Ten-year non-recourse loan to purchase our stock,
                                                                                      secured by the shares of stock purchased.

Robert S. Ehrlich...........    02/09/00        $  789,991       $  657,146      Twenty-five-year non-recourse loan to purchase our
                                                                                   stock, secured by the shares of stock purchased.

Robert S. Ehrlich...........    06/10/02        $   36,500       $  37,810       Twenty-five-year non-recourse loan to purchase our
                                                                                   stock, secured by the shares of stock purchased.


      OPTIONS-FOR-SALARY PROGRAM

      Between May 2001 and December 2002, we conducted an options-for-salary program designed to conserve our cash and to offer incentives to employees to remain with us despite lower cash compensation. Under this program, most of our salaried employees permanently waived a portion of their salaries in exchange for options to purchase shares of our common stock, at a ratio of options to purchase 2.5 shares of our stock for each dollar in salary waived. Social benefits (such as pension) and contractual bonuses for such employees continued to be calculated based on their salaries prior to reduction. The options-for-salary program was ended on December 31, 2002.

      During 2001, options were accrued quarterly in advance, but since no employees requested the grant of their options during the third quarter, all grants were deferred to the beginning of the fourth quarter, during the month of October. During 2002, options were accrued quarterly in advance for the Named Executive Officers, and annually in advance for other employees.

                             ***PRELIMINARY COPY***


      During 2001, in exchange for waiver of $265,597 in salary, our employees other than the Named Executive Officers received a total of 663,992 options, which options were granted based on the lowest closing price of our common stock during the month of October 2001 ($1.30). Named Executive Officers, in exchange for waiver of $40,699 in salary, received a total of 101,747 options during 2001, which options were granted based on the lowest closing prices of our common stock during the month of October 2001 ($1.30), as set forth in the table below.

      During 2002, in exchange for waiver of $364,209 in salary, our employees other than the Named Executive Officers received a total of 910,522 options, which options were granted based on the lowest closing price of our common stock during the month of December 2002 ($0.61). Named Executive Officers, in exchange for waiver of $119,774 in salary, received a total of 299,435 options during 2002, which options were granted based on the lowest closing prices of our common stock during each quarter of 2002, as set forth in the table below.

      Following is a table setting forth the number of options that we issued to each of our Named Executive Officers under the options-for-salary program during each fiscal quarter in which the program was in effect, and the range of trading prices for our common stock during each such fiscal quarter:


                                 FISCAL         AMOUNT OF        NUMBER OF       NUMBER OF       AVERAGE      LOW TRADING
                                QUARTER           SALARY          OPTIONS         OPTIONS       EXERCISE      PRICE DURING
  NAMED EXECUTIVE OFFICER        ENDED            WAIVED          ACCRUED         ISSUED          PRICE         QUARTER
---------------------------- --------------- ----------------- --------------------------------------------- ---------------
Robert S. Ehrlich..........     06/30/01       $      8,000          20,000               0          --          $2.18
                                09/30/01       $     12,000          30,000               0          --          $1.10
                                12/31/01       $     12,000          30,000          80,000       $1.30          $1.30
                                03/31/02       $     26,250          65,625          65,625       $1.42          $1.35
                                06/30/02       $     26,250          65,625          65,625       $0.73          $0.73
                                09/30/02       $     26,250          65,625          65,625       $0.85          $0.79
                                12/31/02       $     26,250          65,625          65,625       $0.61          $0.61

Avihai Shen................     06/30/01       $      2,174           5,435               0          --          $2.18
                                09/30/01       $      3,262           8,153               0          --          $1.10
                                12/31/01       $      3,262           8,153          21,741       $1.30          $1.30
                                03/31/02       $      3,262           8,153           8,153       $1.42          $1.35
                                06/30/02       $      3,262           8,153           8,153       $0.73          $0.73
                                09/30/02       $      3,262          12,476          12,476       $0.85          $0.79
                                12/31/02       $      3,262           8,153           8,153       $0.61          $0.61

                               HIGH TRADING     CLOSING PRICE
                               PRICE DURING      ON LAST DAY
  NAMED EXECUTIVE OFFICER         QUARTER        OF QUARTER
---------------------------- ----------------- ----------------
Robert S. Ehrlich..........        $4.20            $2.54
                                   $3.05            $1.48
                                   $2.48            $1.66
                                   $2.41            $1.55
                                   $1.79            $0.91
                                   $1.70            $1.05
                                   $1.17            $0.64

Avihai Shen................        $4.20            $2.54
                                   $3.05            $1.48
                                   $2.48            $1.66
                                   $2.41            $1.55
                                   $1.79            $0.91
                                   $1.70            $1.05
                                   $1.17            $0.64

                             ***PRELIMINARY COPY***


STOCK OPTIONS

      The table below sets forth information with respect to stock options granted to the Named Executive Officers for the fiscal year 2003.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                    INDIVIDUAL GRANTS
                             ---------------------------------                                       POTENTIAL REALIZABLE VALUE
                              NUMBER OF         % OF TOTAL                                             OF ASSUMED ANNUAL RATES
                              SECURITIES          OPTIONS           EXERCISE                        OF STOCK PRICE APPRECIATION
                              UNDERLYING        GRANTED TO           OR BASE                              FOR OPTION TERM(1)
                               OPTIONS         EMPLOYEES IN           PRICE       EXPIRATION     ----------------------------------
             NAME               GRANTED          FISCAL YEAR         ($/SH)          DATE             5% ($)            10% ($)
      -------------------    -------------    ----------------     ------------   ------------   ---------------    ---------------
Robert S. Ehrlich.........      1,500,000           27%               $0.46         03/14/08         $ 190,634        $  421,252
                                  500,000            9%               $0.85         06/26/08         $ 111,894        $  247,257
                                   35,000            6%               $0.42         01/25/13         $   9,245        $   23,428
Steven Esses..............        600,000           11%               $0.43         02/24/08         $  71,281        $  157,512
                                  100,000            2%               $0.85         07/09/13         $  53,456        $  135,468
                                  300,000            5%               $1.28         12/31/08         $ 106,092        $  234,436
                                   35,000            1%               $1.28         01/31/13         $  28,174        $   71,400
Avihai Shen...............        120,000            2%               $0.43         02/24/08         $  14,256        $   31,503
                                  120,000            2%               $0.85         07/09/13         $  64,147        $  162,562
                                  333,750            6%               $1.28         07/09/13         $ 268,664        $  680,847
                                   35,000            1%               $0.42         01/25/13         $   9,245        $   23,429

----------------------------------------

(1) The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the common stock and the timing of option exercises, as well as the executive officer's continued employment through the vesting period. The gains shown are net of the option exercise price, but do not include deductions for taxes and other expenses payable upon the exercise of the option or for sale of underlying shares of common stock. The 5% and 10% rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future increases in the price of our stock. There can be no assurance that the amounts reflected in this table will be achieved, and unless the market price of our common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

      The table below sets forth information for the Named Executive Officers with respect to aggregated option exercises during fiscal 2003 and fiscal 2003 year-end option values.

                             ***PRELIMINARY COPY***


          AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES


                                                           NUMBER OF SECURITIES                  VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED                 IN-THE-MONEY OPTIONS
                            SHARES                       OPTIONS AT FISCAL YEAR END             AT FISCAL-YEAR-END(1)
                         ACQUIRED ON      VALUE          ---------------------------------------------------------------------
  NAME                    EXERCISE       REALIZED        EXERCISABLE         UNEXERCISABLE   EXERCISABLE      UNEXERCISABLE
                        ------------------------------------------------------------------------------------------------------
Robert S. Ehrlich             -- $             --          1,905,66             1,000,00      $ 1,826,17       $ 1,185,000

Steven Esses ....           99,86$         183,21            416,80               518,33      $  317,36        $   655,733

Avihai Shen .....           75,00$         143,50            217,30               421,10      $  119,28        $   286,046


-----------------------------------------

(1) Options that are "in-the-money" are options for which the fair market value of the underlying securities on December 31, 2003 ($1.82) exceeds the exercise or base price of the option.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

      The following table sets forth certain information, as of December 31, 2003, with respect to our 1991, 1993, 1995 and 1998 stock option plans, as well as any other stock options and warrants previously issued by us (including individual compensation arrangements) as compensation for goods and services:

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                                       NUMBER OF SECURITIES
                                                                                                     REMAINING AVAILABLE FOR
                                  NUMBER OF SECURITIES TO BE       WEIGHTED-AVERAGE EXERCISE          FUTURE ISSUANCE UNDER
                                    ISSUED UPON EXERCISE OF                 PRICE OF                EQUITY COMPENSATION PLANS
                                     OUTSTANDING OPTIONS,             OUTSTANDING OPTIONS,            (EXCLUDING SECURITIES
                                      WARRANTS AND RIGHTS             WARRANTS AND RIGHTS            REFLECTED IN COLUMN (A))
         PLAN CATEGORY                      (a)                               (b)                             (c)
--------------------------------  ----------------------------     ---------------------------      ---------------------------
Equity compensation plans                     6,150,677                       $1.38                              0
   approved by security
   holders.................
Equity compensation plans
   not approved by
   security holders(1).....                   3,481,236                       $1.65                              0


    --------------------------------------------

                             ***PRELIMINARY COPY***


(1) In October 1998, the Board of Directors adopted the 1998 Non-Executive Stock Option and Restricted Stock Purchase Plan, which under Delaware law did not require stockholder approval since directors and executive officers were ineligible to participate in it. Participation in the 1998 Plan is limited to those of our employees and consultants who are neither executive officers nor otherwise subject to Section 16 of the Securities Exchange Act of 1934, as amended, or Section 162(m) of the Internal Revenue Code of 1986, as amended. The 1998 Plan is administered by the Compensation Committee of our Board of Directors, which determined the conditions of grant. Options issued under the 1998 Plan generally expire no more than ten years from the date of grant, and incentive options issued under the 1998 Plan may be granted only at exercise prices equal to the fair market value of our common stock on the date the option is granted. A total of 4,750,000 shares of our common stock were originally subject to the 1998 Plan, of which 3,181,862 options are outstanding and 1,568,138 options have been exercised.

EMPLOYMENT CONTRACTS

      Mr. Ehrlich is party to an employment agreement with us effective as of January 1, 2000. The term of this employment agreement, as extended, expires on December 31, 2005, and is extended automatically for additional terms of two years each unless either Mr. Ehrlich or we terminate the agreement sooner.

      The employment agreement provides for a base salary of $20,000 per month, as adjusted annually for Israeli inflation and devaluation of the Israeli shekel against the U.S. dollar, if any. Additionally, the Board may at its discretion raise Mr. Ehrlich's base salary. In January 2002, the Board raised Mr. Ehrlich's base salary to $23,750 per month effective January 1, 2002; Mr. Ehrlich has elected to waive this increase in his salary and to receive options instead, under our salary for options program.

      The employment agreement provides that if the results we actually attain in a given year are at least 80% of the amount we budgeted at the beginning of the year, we will pay a bonus, on a sliding scale, in an amount equal to a minimum of 35% of Mr. Ehrlich's annual base salary then in effect, up to a maximum of 90% of his annual base salary then in effect if the results we actually attain for the year in question are 120% or more of the amount we budgeted at the beginning of the year.

      The employment agreement also contains various benefits customary in Israel for senior executives, tax and financial planning expenses and an automobile, and contain confidentiality and non-competition covenants. Pursuant to the employment agreements, we granted Mr. Ehrlich demand and "piggyback" registration rights covering shares of our common stock held by him.

      We can terminate Mr. Ehrlich's employment agreement in the event of death or disability or for "Cause" (defined as conviction of certain crimes, willful failure to carry out directives of our Board of Directors or gross negligence or willful misconduct). Mr. Ehrlich has the right to terminate his employment upon a change in our control or for "Good Reason," which is defined to include adverse changes in employment status or compensation, our insolvency, material breaches and certain other events. Additionally, Mr. Ehrlich may retire (after age 68) or terminate his agreement for any reason upon 150 days' notice. Upon termination of employment, the employment agreement provides for payment of all accrued and unpaid compensation, and (unless we have terminated the agreement

                             ***PRELIMINARY COPY***


for Cause or Mr. Ehrlich has terminated the agreement without Good Reason and without giving us 150 days' notice of termination) bonuses due for the year in which employment is terminated and severance pay in the amount of three years' base salary (or, in the case of termination by Mr. Ehrlich on 150 days' notice, a lump sum payment of $520,000). Furthermore, certain benefits will continue and all outstanding options will be fully vested.

      Mr. Esses is not a party to an employment agreement with us. Mr. Shen has signed our standard employee employment agreement, described below.

      Other employees (including Mr. Shen) have entered into individual employment agreements with us. These agreements govern the basic terms of the individual's employment, such as salary, vacation, overtime pay, severance arrangements and pension plans. Subject to Israeli law, which restricts a company's right to relocate an employee to a work site farther than sixty kilometers from his or her regular work site, we have retained the right to transfer certain employees to other locations and/or positions provided that such transfers do not result in a decrease in salary or benefits. All of these agreements also contain provisions governing the confidentiality of information and ownership of intellectual property learned or created during the course of the employee's tenure with us. Under the terms of these provisions, employees must keep confidential all information regarding our operations (other than information that is already publicly available) received or learned by the employee during the course of employment. This provision remains in force for five years after the employee has left our service. Further, intellectual property created during the course of the employment relationship belongs to us.

      A number of the individual employment agreements, but not all, contain non-competition provisions that restrict the employee's rights to compete against us or work for an enterprise that competes against us. Such provisions remain in force for a period of two years after the employee has left our service.

      Under the laws of Israel, an employee of ours who has been dismissed from service, died in service, retired from service upon attaining retirement age, or left due to poor health, maternity or certain other reasons, is entitled to severance pay at the rate of one month's salary for each year of service. We currently fund this obligation by making monthly payments to approved private provident funds and by its accrual for severance pay in the consolidated financial statements. See Note 2.r of the Notes to the Consolidated Financial Statements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of our board of directors for the 2003 fiscal year consisted until May 8, 2003 of Dr. Jay M. Eastman, Jack E. Rosenfeld and Lawrence M. Miller; thereafter, the Compensation Committee consisted of Dr. Jay
M. Eastman, Jack E. Rosenfeld and Bert W. Wasserman. None of the members has served as our officers or employees.

                             ***PRELIMINARY COPY***


                      REPORT OF THE COMPENSATION COMMITTEE

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act which might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 34 shall not be incorporated by reference into any such filings.

      OBJECTIVES AND PHILOSOPHY

      We maintain compensation and incentive programs designed to motivate, retain and attract management and utilize various combinations of base salary, bonuses payable upon the achievement of specified goals, discretionary bonuses and stock options. Our Chief Executive Officer, Robert S. Ehrlich, is party to an employment agreement with us. Our Chief Operating Officer, Mr. Steven Esses, has no formal employment agreement at present, though one is in negotiation. Our Chief Financial Officer, Mr. Avihai Shen, is a party to a standard employment agreement that we enter into with our employees generally.

      EXECUTIVE OFFICER COMPENSATION

      The employment agreement with Mr. Ehrlich provides that if the results we actually attain in a given year are at least 80% of the amount we budgeted at the beginning of the year, we will pay a bonus to Mr. Ehrlich, on a sliding scale, in an amount equal to a minimum of 35% of his annual base salary then in effect, up to a maximum of 90% of his annual base salary then in effect if the results we actually attain for the year in question are 120% or more of the amount we budgeted at the beginning of the year. We paid Mr. Ehrlich $67,370 during 2003 in satisfaction of the remainder of bonuses from 2002 to which he was entitled according to his contract. Additionally, we accrued $99,750 for Mr. Ehrlich in satisfaction of the 2003 bonus to which he was entitled according to his contract.

      As of December 31, 2003, Messrs. Ehrlich's, Esses's and Shen's total options represented approximately 6.1%, 2.0% and 1.3%, respectively, of our outstanding stock, which the Compensation Committee believes is an appropriate level of options for them considering their positions with Arotech.

      COMPENSATION OF OTHER EMPLOYEES

      With respect to employees other than the Named Executive Officers, compensation is determined not by formula, but based on the achievement of qualitative and/or quantitative objectives established in advance of each year by the Chief Executive Officer and Chief Operating Officer, who then, pursuant to authority delegated by the Compensation Committee, determine remuneration of our employees based on such objectives.

      We  seek  to  promote,   including  through  our  compensation  plans,  an
environment that encourages employees to focus on our continuing long-term growth. Employee compensation is generally comprised of a combination of cash compensation and grants of options under our stock option plans. Stock options

                             ***PRELIMINARY COPY***


are awarded annually in connection with annual bonuses and, occasionally, during the year on a discretionary basis. Stock options are intended to offer an incentive for superior performance while basing employee compensation on the achievement of higher share value, and to foster the retention of key personnel through the use of schedules which vest options over time if the person remains employed by us. There is no set formula for the award of options to individual employees. Factors considered in making option awards to the employees other than the Named Executive Officers in 2003 included prior grants to the employees, the importance of retaining the employees services, the amount of cash bonuses received by the employees, the employees potential to contribute to our success and the employees' past contributions to us.

      POLICY ON DEDUCTIBILITY OF COMPENSATION

      Changes made to the Internal Revenue Code of 1986, as amended (the "Code") in 1993 limit our ability to deduct, for Federal income tax purposes, certain compensation in excess of $1,000,000 per year paid to individuals named in the Summary Compensation Table. This limitation was effective beginning in 1994. Based on its review of the facts and circumstances, the Committee has considered the provisions of Section 162(m) of the Code which, except in the case of "performance-based compensation" and certain other types of compensation (including compensation received under a stock option plan approved in accordance with Section 162(m) of the Code), limits to $1,000,000 the amount of Arotech's federal income tax deduction for the compensation paid to any of the chief executive officer and the other four most highly paid executive officers. The Committee believes that our current compensation arrangements, which are primarily based on performance measures expected to be reflected in increasing stockholder value over time, are appropriate and in the best interests of Arotech and its stockholders, without regard to tax considerations. Thus, in the event of changes in the tax laws or their interpretation or other circumstances which might render some portion of the executive compensation paid by us non-deductible for federal tax purposes, the Committee would not anticipate making significant changes in the basic philosophy and practices reflected in our executive compensation program.

                     SUBMITTED BY THE COMPENSATION COMMITTEE
                     ---------------------------------------
                               Dr. Jay M. Eastman
                                Jack E. Rosenfeld
                                Bert W. Wasserman

PERFORMANCE GRAPH

      The following graph compares the yearly percentage change in our cumulative total stockholder return on our common stock with the cumulative total return on the Nasdaq Market Index (Broad Market Index) and a self-constructed peer group index (the "Peer Group Index") over the past five years, from December 31, 1998 through December 31, 2003.

                             ***PRELIMINARY COPY***


      The cumulative total stockholder return is based on $100 invested in our common stock and in the respective indices on December 31, 1998. The stock prices on the performance graph are not necessarily indicative of future price performance.

             CUMULATIVE TOTAL RETURN THROUGH DECEMBER 31, 2003 AMONG
                    AROTECH CORPORATION, NASDAQ MARKET INDEX,
                              AND PEER GROUP INDEX


                           [GRAPHIC REPRESENTED BELOW]

                        12/31/98       12/31/99       12/31/00       12/31/01       12/31/02       12/31/03
                        --------       --------       --------       --------       --------       ---------
AROTECH .....            100.00         127.27         170.55          60.36          23.27          66.18
PEER GROUP(1)            100.00          62.99          54.83          66.06          61.33          47.30
BROAD MARKET             100.00         185.59         112.67          88.95          60.91          91.37

-------------------------------------------

(1) The Peer Group Index is comprised of the following companies: Bio-Key International, Inc., Command Security Corporation, Firearms Training Systems, Inc., Guardian International, Inc. and ICTS International N.V. The returns of each company have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.

                          REPORT OF THE AUDIT COMMITTEE

               The Audit Committee of the Board of Directors (the "Audit Committee") consists of three non-employee directors, Bert W. Wasserman, Lawrence M. Miller, and Jack E. Rosenfeld, each of whom has been determined to be independent as defined by the Nasdaq rules and SEC regulations. The Audit Committee operates under a written charter adopted by the board of directors.

               Management is responsible for Arotech's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of Arotech's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.


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               In this context the Audit Committee has met and held  discussions with management and the independent accountants. Management represented to the Audit Committee that Arotech's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

               Arotech's independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee discussed with the independent accountants that firm's independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence.

               Based on the Audit Committee's discussion with management and the independent accountants, and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the board of directors include the audited consolidated financial statements in Arotech's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.


                        SUBMITTED BY THE AUDIT COMMITTEE

                                Bert W. Wasserman
                               Lawrence M. Miller
                                Jack E. Rosenfeld

            FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

      In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee's charter, all audit and audit-related work and all non-audit work performed by our independent accountants, Kost, Forer, Gabbay & Kassierer, is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

         o Audit Fees. Audit fees billed or expected to be billed to us by Kost, Forer, Gabbay & Kassierer for the audit of the financial statements included in our Annual Report on Form 10-K, and reviews of the financial statements included in our Quarterly Reports on Form 10-Q, for the years ended December 31, 2002 and 2003 totaled approximately $151,375 and $177,000, respectively.

         o Audit-Related Fees. Kost, Forer, Gabbay & Kassierer billed us $383 and $34,500 for the fiscal years ended December 31, 2002 and 2003, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of


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               our financial  statements  and are not reported under the caption
               "Audit Fees," above.

         o Tax Fees. Kost, Forer, Gabbay & Kassierer billed us an aggregate of $12,000 and $24,320 for the fiscal years ended December 31, 2002 and 2003, respectively, for tax services, principally advice regarding the preparation of income tax returns.

         o Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of the Audit-Related Fees, Tax Fees and all other fees are compatible with maintaining the independence of our principal accountant.

      Applicable law and regulations provide an exemption that permits certain services to be provided by our outside auditors even if they are not pre-approved. We have not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.

           INFORMATION REGARDING BENEFICIAL OWNERSHIP OF COMMON STOCK

      The following table sets forth information regarding the security ownership, as of April 16, 2004, of those persons owning of record or known by us to own beneficially more than 5% of our common stock and of each of our Named Executive Officers and directors, and the shares of common stock held by all of our directors and executive officers as a group.

                                                                                                        PERCENTAGE OF TOTAL SHARES
             NAME AND ADDRESS OF BENEFICIAL OWNER(1)                 SHARES BENEFICIALLY OWNED(2)(3)           OUTSTANDING(3)
             ---------------------------------------                 -------------------------------    --------------------------
Leon S. Gross.....................................................           3,482,534(4)(13)                      5.5%
Robert S. Ehrlich.................................................           2,284,213(5)(13)                      3.5%
Steven Esses......................................................             663,475(6)                          1.0%
Avihai Shen.......................................................             267,804(7)                           *
Dr. Jay M. Eastman................................................              85,001(8)                           *
Jack E. Rosenfeld.................................................              87,001(9)                           *
Lawrence M. Miller................................................             533,580(10)                          *
Bert W. Wasserman.................................................               8,334(11)                          *
Edward J. Borey...................................................              40,334(12)                          *
All of our directors and executive officers as a
  group (10 persons**)............................................           7,349,935(14)                        11.0%

-------------------------------------------

*     Less than one percent.

** Includes 3,482,534 shares owned by Mr. Leon Gross that are subject to the Voting Rights Agreement described in footnote 9, below. Also includes 339,324 shares held of record by Mr. Yehuda Harats that are subject to the Voting Rights Agreement described in footnote 9, below.

(1) The address of each named beneficial owner other than Leon Gross is in care of Arotech Corporation, 250 West 57th Street, Suite 310, New York, New York 10107.

(2) Unless otherwise indicated in these footnotes, each of the persons or entities named in the table has sole voting and sole investment power with respect to all shares shown as beneficially owned by that person, subject to applicable community property laws.


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(3)   Based on  63,656,843  shares of common stock  outstanding  as of April 16,
      2004. For purposes of determining beneficial ownership of our common stock, owners of options exercisable within sixty days are considered to be the beneficial owners of the shares of common stock for which such securities are exercisable. The percentage ownership of the outstanding common stock reported herein is based on the assumption (expressly
      required  by  the   applicable   rules  of  the  Securities  and  Exchange
      Commission) that only the person whose ownership is being reported has converted his options into shares of common stock.

(4) Includes 441,665 shares held by Leon S. Gross and Lawrence M. Miller as co-trustees of the Rose Gross Charitable Foundation. Mr. Gross's address is c/o Enterprises Inc., River Park House, 3600 Conshohocken Avenue, Philadelphia, Pennsylvania 19131.

(5) Includes 50,000 shares held by Mr. Ehrlich's wife (in which shares Mr. Ehrlich disclaims beneficial ownership), 161,381 shares held in Mr. Ehrlich's pension plan, 3,000 shares held by children sharing the same household (in which shares Mr. Ehrlich disclaims beneficial ownership), and 1,905,667 shares issuable upon exercise of options exercisable within 60 days.

(6) Consists of 663,475 shares issuable upon exercise of options exercisable within 60 days.

(7) Includes 257,304 shares issuable upon exercise of options exercisable within 60 days.

(8) Consists of 85,001 shares issuable upon exercise of options exercisable within 60 days.

(9) Includes 85,001 shares issuable upon exercise of options exercisable within 60 days.

(10) Includes 441,665 shares held by Leon S. Gross and Lawrence M. Miller as co-trustees of the Rose Gross Charitable Foundation, and 80,001 shares issuable upon exercise of options exercisable within 60 days.

(11) Consists of 8,334 shares issuable upon exercise of options exercisable within 60 days.

(12) Includes 8,334 shares issuable upon exercise of options exercisable within 60 days.

(13) Messrs. Ehrlich, Leon Gross and Yehuda Harats are parties to a Voting Rights Agreement pursuant to which each of the parties agrees to vote the shares of our common stock held by that person in favor of the election of Messrs. Ehrlich, Harats and Miller until the earlier of December 28, 2004 or our fifth annual meeting of stockholders after December 28, 1999. Mr. Harats resigned as a director in 2002; however, we believe that Mr. Harats must continue to comply with the terms of this agreement. As of February 19, 2004, 4,370,004 shares of our common stock were subject to this Voting Rights Agreement.

(14) Includes 3,093,117 shares issuable upon exercise of options exercisable within 60 days.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, our directors, certain of our officers and any persons holding more than ten percent of our common stock are required to report their ownership of our common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and we are required to report any failure to file by these dates during 2003. Based solely on our review of such reports furnished to us, we are not aware of any instances during 2003, not previously disclosed by us, where such "reporting persons" failed to file the required reports on or before the specified dates, except as follows:

(i) Mr. Borey was required to report his holdings of our securities in a Form 3 that should have been filed on or prior to December 15, 2003 in connection with his becoming a director on December 4, 2003. Additionally, Mr. Borey was required to file a Form 4 on or prior to January 2, 2004 in connection with his receipt of 35,000 stock options on December 30, 2003.


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      He  reported  his  holdings  and  this  transaction  in a Form 5 filed  on
      February 17, 2004.

(ii) Mr. Eastman was required to file a Form 4 on or prior to January 2, 2004 in connection with his receipt of 10,000 stock options on December 30, 2003. He reported this transaction in a Form 5 filed on February 17, 2004.

(iii) Mr. Ehrlich was required to file a Form 4 on or prior to March 17, 2003 in connection with his receipt of 1,500,000 stock options on March 14, 2003. He reported this transaction in a Form 4 filed on August 11, 2003.

(iv) Mr. Ehrlich was required to file a Form 4 on or prior to June 30, 2003 in connection with his receipt of 500,000 stock options on June 26, 2003. He reported this transaction in a Form 4 filed on August 11, 2003.

(v) Mr. Ehrlich was required to file a Form 4 on or prior to January 27, 2004 in connection with his receipt of 35,000 stock options on January 25, 2004. He reported this transaction in a Form 5 filed on February 17, 2004.

(vi) Mr. Esses was required to file a Form 4 on or prior to February 26, 2003 in connection with his receipt of 600,000 stock options on February 24, 2003. He reported this transaction in a Form 4 filed on August 8, 2003.

(vii) Mr. Esses was required to file a Form 4 on or prior to July 11, 2003 in connection with his receipt of 100,000 stock options on July 9, 2003, and a Form 4 on or prior to October 15, 2003 in connection with his receipt of 335,000 stock options on October 13, 2003. He reported these transactions in a Form 5 filed on February 17, 2004 (as amended on February 24, 2004).

(viii)Mr. Miller was required to file a Form 4 on or prior to January 2, 2004 in connection with his receipt of 10,000 stock options on December 30, 2003. He reported this transaction in a Form 5 filed on February 17, 2004.

(ix) Mr. Rosenfeld was required to file a Form 4 on or prior to January 2, 2004 in connection with his receipt of 10,000 stock options on December 30, 2003. He reported this transaction in a Form 5 filed on February 18, 2004 (after the required filing date of February 17, 2004, due to a technical delay in filing with the EDGAR system).

(x) Mr. Shen was required to file a Form 4 on or prior to February 26, 2003 in connection with his receipt of 120,000 stock options on February 24, 2003. He reported this transaction in a Form 4 filed on August 11, 2003.

(xi) Mr. Shen was required to file a Form 4 on or prior to July 11, 2003 in connection with his receipt of 120,000 stock options on July 9, 2003, and a Form 4 on or prior to October 15, 2003 in connection with his receipt of 333,750 stock options on October 13, 2003. He reported these transactions in a Form 5 filed on February 17, 2004 (as amended on February 24, 2004).


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(xii) Mr.  Wasserman was required to report his holdings of our  securities in a
      Form 3 that  should  have  been  filed on or  prior  to  March 6,  2003 in
      connection   with  his   becoming  a  director  on  February   24,   2003.
      Additionally, Mr. Wasserman was required to file a Form 4 on or prior to January 2, 2004 in connection with his receipt of 10,000 stock options on December 30, 2003. He reported his holdings and this transaction in a Form 5 filed on February 19, 2004 (after the required filing date of February 17, 2004, due to a technical delay in filing with the EDGAR system).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

VOTING AGREEMENTS

      Pursuant to a securities purchase agreement dated December 28, 1999 between a group of purchasers, including Mr. Gross, and us, Mr. Gross agreed that for a period of five years, neither he nor his "affiliates" (as such term is defined in the Securities Act) directly or indirectly or in conjunction with or through any "associate" (as such term is defined in Rule 12b-2 of the Exchange Act), will (i) solicit proxies with respect to any capital stock or other voting securities of ours under any circumstances, or become a "participant" in any "election contest" relating to the election of our directors (as such terms are used in Rule 14a-11 of Regulation 14A of the Exchange Act); (ii) make an offer for the acquisition of substantially all of our assets or capital stock or induce or assist any other person to make such an offer; or (iii) form or join any "group" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any of our capital stock or other voting securities for the purpose of accomplishing the actions referred to in clauses
(i) and (ii) above, other than pursuant to the voting rights agreement described below.

      Pursuant to a voting rights agreement dated September 30, 1996 and as amended December 10, 1997 and December 28, 1999, between Mr. Gross, Robert S. Ehrlich, Yehuda Harats and us, Lawrence M. Miller, Mr. Gross's advisor, is entitled to be nominated to serve on our Board of Directors so long as Mr. Gross, his heirs or assigns retain at least 1,375,000 shares of common stock. In addition, under the voting rights agreement, Mr. Gross and Messrs. Ehrlich and Harats agreed to vote and take all necessary action so that Messrs. Ehrlich, Harats and Miller shall serve as members of the board of directors until the earlier of December 28, 2004 or our fifth annual meeting of stockholders after December 28, 1999. Mr. Harats resigned as a director in 2002; however, we believe that Mr. Harats must continue to comply with the terms of this agreement. As of February 19, 2004, 4,370,004 shares of our common stock were subject to this Voting Rights Agreement.

OFFICER LOANS

      On December 3, 1999, Robert S. Ehrlich purchased 125,000 shares of our common stock out of our treasury at the closing price of the common stock on December 2, 1999. Payment was rendered by Mr. Ehrlich in the form of a non-recourse promissory note due in 2009 in the amount of $167,975, secured by


                                       39
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the shares of common stock purchased and other shares of common stock previously held by him. As of December 31, 2003, the aggregate amount outstanding pursuant to this promissory note was $201,570.

      On February 9, 2000, Mr. Ehrlich exercised 131,665 stock options. Mr. Ehrlich paid the exercise price of the stock options and certain taxes that we paid on his behalf by giving us a non-recourse promissory note due in 2025 in the amount of $789,991, secured by the shares of our common stock acquired through the exercise of the options and certain compensation due to Mr. Ehrlich upon termination. As of December 31, 2003, the aggregate amount outstanding pursuant to this promissory note was $657,146.

      On June 10, 2002, Mr. Ehrlich exercised 50,000 stock options. Mr. Ehrlich paid the exercise price of the stock options by giving us a non-recourse promissory note due in 2012 in the amount of $36,500, secured by the shares of our common stock acquired through the exercise of the options. As of December 31, 2003, the aggregate amount outstanding pursuant to this promissory note was $37,810.

DIRECTOR CONSULTING AGREEMENTS

      Beginning in February 2002, Mr. Steven Esses, who became one of our directors in July 2002, entered into an oral consulting arrangement with us, whereby he performed periodic financial and other consulting for us. We paid Mr. Esses a total of $120,480 in consulting fees in 2002. Beginning in July 2002, when Mr. Esses became a director, this consulting arrangement ceased.

      Beginning in January 2004, Mr. Edward J. Borey, who became one of our directors in December 2003, entered into a consulting agreement with us pursuant to which he agreed to aid us in identifying potential acquisition candidates in exchange for transaction fees in respect of acquisitions in which he plays a "critical role" (as determined by us in our sole and absolute discretion) in identifying and/or initiating and/or negotiating the transaction in the amount of (i) 1.5% of the value of the transaction up to $10,000,000, plus (ii) 1.0% of the value of the transaction in excess of $10,000,000 and up to $50,000,000, plus (iii) 0.5% of the value of the transaction in excess of $50,000,000. We also agreed to issue to Mr. Borey, at par value, a total of 32,000 shares of our common stock, the value of which is to be deducted from any transaction fees paid.

                    STOCKHOLDER COMMUNICATIONS AND PROPOSALS

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      The Board has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board at directors@arotech.com. Non-management directors may be contacted as a group at nonmanagement-directors@arotech.com. Any Board committee or any chair of any such committee may be contacted as follows: audit-chair@arotech.com, compensation-chair@arotech.com, or nominating-chair@arotech.com. If you cannot send an electronic message, you may contact Board members by mail at: Arotech Board Members, 250 West 57th Street, Suite 310, New York, New York 10107.


                                       40
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      The Arotech Corporation  Investor Relations  Department is responsible for forwarding all such communications to the Board of Directors, and where appropriate, to management. Communications are screened to exclude certain items that are unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings, product complaints, product inquiries, new
product  suggestions,   job  inquiries,   surveys,   business  solicitations  or
advertisements, and material that is unduly hostile, threatening, illegal or similarly unsuitable. Communications that are filtered out are made available to any director upon request. The Board may involve management in preparing its responses to stockholder communications.

STOCKHOLDER PROPOSALS

      Pursuant to the rules of the Securities and Exchange Commission, stockholder proposals made in accordance with Rule 14a-8 under the Exchange Act intended to be included in our proxy material for the next annual meeting must be received by us on or before February 16, 2005. Any proposals must be received at our principal executive offices, 250 West 57th Street, Suite 310, New York, New York 10107, Attention: Corporate Secretary by the applicable date.

      Stockholder proposals submitted outside the processes of Rule 14a-8 must be received by our Corporate Secretary in a timely fashion. To be timely, such notice and information regarding the proposal and the stockholder must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices, 250 West 57th Street, Suite 310, New York, New York 10107, not less than 45 days nor more than 60 days prior to the annual meeting; provided, however, that in the event that less than 60 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 7th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

                                  ANNUAL REPORT

      Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the Securities and Exchange Commission may be obtained without charge by writing to Stockholder Relations, Arotech Corporation, 250 West 57th Street, Suite 310, New York, New York 10107. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on April 16, 2004. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

      Our audited financial statements for the fiscal year ended December 31, 2003 and certain other related financial and business information are contained in our 2003 Annual Report to Stockholders, which is being furnished to our


                                       41
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stockholders along with this proxy statement,  but which is not deemed a part of the proxy soliciting material.

                                  OTHER MATTERS

      We are not aware of any other matter that may come before the annual meeting of stockholders and we do not currently intend to present any such other matter. However, if any such other matters properly come before the meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

                                  BY ORDER OF THE BOARD OF DIRECTORS,

                                  /s/ Yaakov Har-Oz
                                  ---------------------------------------------
                                  Yaakov Har-Oz

                                  Vice President, General Counsel and Secretary

New York, New York
May 7, 2004

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                                                                      APPENDIX A

                               AROTECH CORPORATION

                              2004 STOCK OPTION AND
                         RESTRICTED STOCK PURCHASE PLAN

1. Purpose.

      The purpose of the Arotech Corporation 2004 Stock Option and Restricted Stock Purchase Plan (the "Plan") is to advance the interests of Arotech Corporation (the "Company") by enhancing the ability of the Company and its subsidiaries (a) to attract and retain executives, employees and consultants who are in a position to make significant contributions to the success of the Company and its subsidiaries; (b) to reward executives, employees and consultants for such contributions; and (c) to encourage executives, employees and consultants to take into account the long-term interests of the Company and its subsidiaries through ownership of shares of the Company's common stock, $0.01 par value (the "Stock").

      Options granted pursuant to the Plan may, for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), be incentive stock options as defined in section 422 of the Code (any option that is intended to qualify as an incentive stock option being referred to herein as an "incentive option"), or options that are not incentive options, or both. Options granted pursuant to the Plan shall be presumed to be non-incentive options unless expressly designated as incentive options.

      The following Plan provisions are subject to the special provisions for participants in the Plan who are Israeli residents, attached in Addendum I hereto.

2. Administration.

      Awards shall be determined, and the Plan shall be administered, by a Committee as appointed from time to time by the Board of Directors of the Company (the "Board") from amongst its members, which Committee shall consist of not less than two (2) members of the Board. Except as permitted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act"), and by Section 162(m) of the Code (or regulations promulgated thereunder), no member of the Board may serve on the Committee if such member: (i) is or has been granted or awarded stock, stock options, stock appreciation rights or any other equity security or derivative security of the Company or any of its affiliates pursuant to the Plan or any other plan of the Company or its affiliates either while serving on the Committee or during the one year period prior to being appointed to the Committee; (ii) is an employee or former employee of the Company; or
(iii) receives remuneration from the Company, either directly or indirectly, in any capacity other than as a director.

      The Committee shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant options and make purchase grants to such eligible employees as the Board may select; (b) to determine the time or times when options shall be granted or purchase grants made and the number of shares of Stock subject to each option or purchase grant; (c) to determine the terms and conditions of each option and purchase grant; (d) to prescribe the form or forms of any instruments evidencing options and purchase grants and any other instruments required under the Plan and to change such forms from time to time;
(e) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (f) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Subject to Section 8, the Committee shall also have the authority, both generally and in particular instances, to waive compliance by an executive,

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employee or consultant  with any  obligation to be performed by him or her under an option or purchase grant, to exercise any right of repurchase with respect to Stock issued under the Plan pursuant to a purchase grant, to waive any condition or provision of an option or purchase grant, and to amend or cancel any option or purchase grant (and if an any option or purchase grant is canceled, to grant a new option or purchase grant on such terms as the Committee shall specify).

      All such determinations and actions of the Committee shall be conclusive and shall bind all parties.

3. Effective Date and Term of Plan.

      The Plan shall become effective on the date on which the Plan is approved by the stockholders of the Company. Grants of options and purchase grants under the Plan may be made prior to that date, subject to approval of the Plan by such stockholders.

      No option shall be granted and no purchase grant made under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but options previously granted and purchase grants previously made may extend beyond that date.

4. Shares Subject to the Plan.

      (a) Number of Shares. Subject to adjustment as provided in Section 4(c), the maximum aggregate number of shares of Stock that may be delivered upon the exercise of options and purchase grants granted under the Plan shall be seven million five hundred thousand (7,500,000). If any option or purchase grant granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such option or purchase grant was not exercised shall be available for future grants within the limits set forth in this Section 4(a). In addition, if any shares of Stock issued under the Plan pursuant to purchase grants are subsequently repurchased by the Company pursuant to Section 7(g), such shares shall be available for future grants under the Plan.

      The maximum number of shares for which options or other awards may be granted to any individual during any fiscal year of the Company shall be 1,000,000. The per-individual limitation described in this paragraph shall be construed and applied consistent with the rules and regulations under section 162(m) of the Code.

      (b) Shares to be Delivered. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

      (c) Changes in Stock. In the event of a stock dividend, stock split or combination of shares, reorganization, recapitalization or other change in the Company's capital stock, the number and kind of shares of Stock or securities of the Company subject to options or purchase grants then outstanding or subsequently granted or made under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.


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      The Committee may also adjust the number of shares  subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options, to take into consideration material changes in accounting practices or principles, extraordinary dividends, and, except as described in Sections 6(i) and 7(h), consolidations, mergers acquisitions or dispositions of Stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan; provided that no such adjustment shall be made in the case of an incentive option, without the consent of the participant, if it would constitute a modification, extension or renewal of the incentive option within the meaning of section 424(h) of the Code.

      (d) Replacement Options. The Committee may grant options under the Plan in substitution for options held by employees of another corporation who concurrently become employees of the Company or a subsidiary as a result of a merger or consolidation of the employing corporation with the Company or a subsidiary or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The Committee may direct that the replacement options be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

5. Eligibility.

      Employees eligible to receive options or purchase grants under the Plan shall be those executives, employees and consultants of the Company and its subsidiaries who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company or such subsidiaries. A subsidiary for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock. Receipt of options or purchase grants under the Plan or of awards under any other employee benefit plan of the Company or any of its subsidiaries shall not preclude an executive, employee or consultant from receiving options or purchase grants or additional options or purchase grants under the Plan.

6. Terms and Conditions of Options.

      (a) Exercise Price. The exercise price of each option shall be determined by the Committee but in the case of an incentive option shall not be less than 100% (110%, in the case of an incentive option granted to a ten-percent stockholder) of the fair market value per share of the Stock at the time the incentive option is granted; nor shall the exercise price of any option be less, in the case of an original issue of authorized stock, than par value per share. Notwithstanding the foregoing, to the extent required by the Code, the purchase price per share under each non-incentive option intended to qualify as "performance-based compensation" within the meaning of section 162(m)(3) of the
Code) shall not be less than 100% of the fair market value of the Stock at the time the non-incentive option is granted.

      For purposes of the Plan, "fair market value" shall mean the average of the high and low sales prices of a share of Stock on the New York Stock Exchange, or if the Common Stock is not listed thereon, on another national securities exchange or on the Nasdaq National Market System, whichever is applicable, on the date the option is granted or other relevant date, or if such sales prices are not available, the average of the over-the-counter bid and asked prices for a share of the Stock on the date the option is granted or other relevant date; provided, that if in the opinion of the Committee the trading activity of the Stock is deemed not to constitute a representative market price, the Committee shall have the discretion to engage an independent party to determine fair market value for this purpose.


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      (b) In the case of incentive  stock  options,  the  aggregate  fair market value (determined at the time the incentive stock option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all plans of the Company and any subsidiary) shall not exceed $100,000.

      (c) Duration of Options. Options shall be exercisable during such period or periods as the Committee may specify. In no case shall an option be exercisable more than ten years from the date the option was granted or such earlier date as the Committee may specify at the time the option is granted (the "Final Exercise Date").

      (d) Exercise of Options.

            (1) Each option shall be made exercisable at such time or times, whether or not in installments, and upon such conditions as the Committee shall prescribe at the time an option is granted. In the event that the option agreement does not provide for a vesting schedule, the applicable option shall vest and become exercisable as to 40% of the Shares subject to the option on the first anniversary of its date of grant, and as to 30% of the Shares subject to the option on the second anniversary of its date of grant, and as to the remaining Shares subject to the option on the third anniversary of its date of grant.

            In the case of an option not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the option may be exercised.

            (2) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) the option certificate and any other documents required by the Committee and (b) payment in full for the number of shares for which the option is exercised.

            (3) The Committee shall have the right to require that the individual exercising an option remit to the Company an amount sufficient to satisfy any federal, state, local or foreign withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. If permitted by the Committee, either at the time of the grant of the option or the time of exercise, the individual may elect, at such time and in such manner as the Committee may prescribe, to satisfy such withholding obligation by (i) delivering Stock to the Company (which in the case of Stock acquired from the Company shall have been owned by the individual for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation,  or
      (ii) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

            (4) If an option is exercised by the executor or administrator of a deceased participant, or by the person or person to whom the option has been transferred by the employee's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.


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            (e) Payment For and  Delivery of Stock.  Stock  purchased  under the
      Plan upon the exercise of options shall be paid for as follows: (i) in cash or by certified check, bank draft or money order payable to the order of the Company, or (ii) if so permitted by the Committee, through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, shall have been held for at least six months prior to delivery) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, or (iii) if so permitted by the Committee by a combination of such types of payment, or (iv) if so permitted by the Committee by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (v) if so permitted by the terms of the option, by delivery of a promissory note of the employee containing such terms and conditions, including without limitation, interest rate and maturity, as the Committee may specify in the option (except that the option may provide that the rate of interest on the note will be such rate as is sufficient at all times to avoid the imputation of any interest under the applicable provisions of the Code or of the Israeli Income Tax Ordinance), or by a combination of cash (or cash and Stock) and such a promissory note; provided, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid in cash or by a combination of cash and Stock. The Committee may, in its discretion, establish a cashless exercise program under the Plan.

            An option holder shall not have the rights of a stockholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

            The Company  shall not be  obligated  to deliver any shares of Stock
      (a) until, in the opinion of the Company's counsel, all applicable federal, state and foreign laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act") the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

            (f) Nontransferability of Options. Except as the Committee may otherwise determine, no option may be transferred other than by will or by the laws of descent and distribution, and during an employee's lifetime an option may be exercised only by him or her.

            (g) Death. If an employee's employment or a consultant's consulting arrangement with the Company and its subsidiaries terminates by reason of death, each option held by the employee immediately prior to death shall become immediately exercisable by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within the three-year period ending with the third anniversary of the employee's or consultant's death, but in no event beyond the Final Exercise Date.

            (h) Other Termination of Employment or Service. If an employee's employment with the Company and its subsidiaries terminates, or the consulting arrangement of an optionee terminates, for any reason other than death, all options held by the employee or consultant that are not then exercisable shall terminate. Options that are exercisable on the date


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      of termination of employment or the consulting  arrangement shall continue to be exercisable for a period of three months (subject to Section 6(c)) (or such longer period as the Committee may determine, but in no event beyond the Final Exercise Date) unless the employee or consultant was discharged for cause that, in the opinion of the Committee, casts such discredit on him or her as to justify termination of his or her options. In any event, if the individual's employment or consulting contract
      includes  a  provision  that  defines   termination  for  cause,  and  the
      individual was terminated for cause within the meaning of his or her employment or consulting contract, the Committee may terminate the
      individual's  options.   Furthermore,   the  Committee  may  terminate  an
      employee's options upon such employee's resignation other than following his or her demotion, loss of title or office or a substantial reduction in his or her salary or a change in his or her place of employment to a location outside of the general area in which he or she was employed on the date of the grant. After completion of the three-month period following termination, options not otherwise previously terminated or expired shall expire without further action by the Committee. For purposes of this Section 6(h), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code applies (e.g., a merger or acquisition).

            (i) Mergers, etc. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding options shall thereupon terminate, provided that all outstanding options shall become exercisable immediately prior to consummation of such merger, consolidation or sale of assets unless, if there is a surviving or acquiring corporation, the Company has arranged, subject to consummation of the merger, consolidation or sale of assets, for the assumption of the options or the grant to participants of replacement options by that corporation or an affiliate of that corporation.

7. Terms and Conditions of Purchase Grants.

            (a) Purchase Price. The purchase price of Stock purchased pursuant to purchase grants under the Plan shall be determined in the same manner as the exercise price for options (subject to appropriate adjustment by the Committee upon the occurrence of an adjustment made pursuant to
      Section 4(c), and the Committee's determination of such matter shall be final and binding).

            (b) Purchase of Stock Pursuant to Grants. An employee or consultant receiving a purchase grant under the Plan may purchase the Stock subject to such purchase grant at any time within 60 days after the purchase grant is made (or, in the case of purchase grants made subject to stockholder approval of this Plan, 60 days after such approval). If a purchase grant is exercised by the executor or administrator of a deceased employee or consultant, or by the person or persons to whom the purchase grant has been transferred by the employee's or consultant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the purchase grant.


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            (c) Payment For and Delivery of Stock.  Stock purchased  pursuant to purchase grants shall be paid for as follows: (i) in cash or by certified check, bank draft or money order payable to the order of the Company in an amount not less than the par value of the Stock being purchased, determined on the date of purchase, and (ii) by delivery of a nonrecourse promissory note of the employee in a principal amount equal to the balance of such purchase price and containing the following terms and conditions together with such other terms and conditions as the Committee may specify at the time of purchase:

                  (1) The rate of  interest  on the note will be such rate as is sufficient at all times to avoid the imputation of any interest under the applicable provisions of the Code and the rules and regulations promulgated thereunder, and of the Income Tax Ordinance of Israel and the rules and regulations promulgated thereunder, all as from time to time in effect.

                  (2) Interest will be payable quarterly, or upon such terms and conditions as the Committee may specify at the time of the payment grant, and at the option of the participant, interest which is due and payable will be treated as a new loan to the participant evidenced by the same note.

                  (3) The  principal  of the note,  and all  accrued  and unpaid interest, will be due and payable on such date as may be specified by the Committee at the time of the payment grant, but in no event longer than ten years from the date of issuance of the note.

                  (4) The note at all times  will be secured by all of the Stock issued upon exercise of the purchase grant.

                  (5) Except as stated in (4) above, the note will be without recourse to the participant or any of his or her assets.

                  (6) If the  participant  sells any of the Stock  securing  the note, all proceeds from such sale will first be applied, to the extent necessary therefor, to the payment in full of the principal of, and all accrued and unpaid interest on, the note.

                  (7) At any  time  or from  time to  time,  a  participant  may specify that 25%, 50%, 75% or 100% of the original principal amount of the note delivered upon purchase of the Stock (plus all accrued and unpaid interest thereon and all accrued interest that has been added to the principal of the note) shall in the future be with recourse to him or her and to all of his or her assets, in which event the nonrecourse note shall be exchanged for a recourse and a nonrecourse note in the specified amounts, the Stock securing the original nonrecourse note shall be divided pro rata between the two new notes, and otherwise the two new notes shall be identical to the old note (except, in the case of the new recourse note, with respect to recourse to the participant and his or her other assets).

            A purchase grantee shall not have the rights of a stockholder with regard to awards under the Plan except as to Stock actually purchased and received by him or her under the Plan.


                                      A-7
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      The  Company  shall not be  obligated  to deliver  any shares of Stock (a)
until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act, the Company may require, as a condition to exercise of the purchase grant, such
representations   or   agreements  as  counsel  for  the  Company  may  consider
appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer. Upon delivery, such Stock shall bear a notion in form and substance satisfactory to the Company.

      (d) Nontransferability of Grants. Except as provided in Section 7(b) hereof, no purchase grant may be transferred, and a purchase grant may be exercised only by the employee or consultant to whom the grant was made.

      (e) Death. If an employee's employment or a consultant's consulting arrangement with the Company and its subsidiaries terminates by reason of death, each unexercised purchase grant held by the individual immediately prior to death shall immediately terminate.

      (f) Other Termination of Employment or Service. If an employee's employment or a consultant's consulting arrangement with the Company and its subsidiaries terminates for any reason other than death, all purchase grants held by the individual shall immediately terminate. For purposes of this Section 7(f), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee, so long as the employee's right to reemployment is guaranteed either by statue or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries.

      (g) Call Option. At the time an employee or consultant purchases any Stock under the Plan, he shall execute and deliver to the Company a Call Option in substantially the form of Exhibit I hereto. The Committee shall specify the terms and conditions to be contained as a Call Option related to a particular purchase grant at the time of such purchase grant.

      (h) Mergers, etc. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding purchase grants shall thereupon terminate, provided that all outstanding purchase grants shall become exercisable immediately prior to consummation of such merger, consolidation or sale of assets unless, if there is a surviving or acquiring corporation, the Company has arranged, subject to consummation of the merger, consolidation or sale of assets, for the assumption of the purchase grants or the grant to participants of replacement purchase grants by that corporation or an affiliate of that corporation.

8. Employment and Service Rights.

      None of the adoption of the Plan, the grant of options or the making of purchase grants shall confer upon any employee or consultant any right to continued in the employ or service of the Company or any parent or subsidiary or affect in any way the right of the Company or parent or subsidiary to terminate


                                      A-8
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the  employment of an employee or a consultant's  consulting  arrangement at any time. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in options granted or purchase grants made under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee or termination of a consultant's consulting arrangement even if the termination is in violation of an obligation of the Company to the employee or consultant by contract or otherwise.

9. Effects of Discontinuance, Cancellation, Amendment and Termination.

      None of the adoption of the Plan nor the grant of options or the making of purchase grants to an employee or consultant shall affect the Company's right to grant to such employee or consultant options that are not subject to the Plan, to issue to such employees Stock or purchase grants as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to employees or consultants.

      The Committee may at any time discontinue granting options and making purchase grants under the Plan. With the consent of the employee or consultant, the Committee may at any time cancel an existing option or purchase grant in whole or in part and grant or make to the employee or consultant another option or purchase grant for such number of shares as the Committee specifies. The Committee may at any time or times amend the Plan for the purpose of satisfying applicable legal requirements or for any other purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of options or purchase grants, provided that (except to the extent expressly required or permitted herein above) no such amendment shall adversely affect the rights of any employee or consultant (without his or her consent) under any option previously granted or purchase grant previously made.


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                                   ADDENDUM I

       Special Provisions for Plan Participants who are Israeli Residents.

      (a) Anything to the contrary herein notwithstanding, with respect to employees or consultants who are Israeli residents, the Plan may also be administered pursuant to the provisions of Section 102 ("Section 102") of the Israeli Income Tax Ordinance (New Version), 1961 (the "Tax Ordinance"), the rules promulgated thereunder and the Israeli Companies Law, 5759-1999 or any substantially similar arrangement under Section 3(tet) of the Tax Ordinance. Details regarding the terms and conditions of options granted and purchase grants made pursuant to the provisions of Section 102 in addition to those set forth herein, will be delivered to the participants who are Israeli residents along with the remaining terms and conditions.

      (b) Anything herein to the contrary notwithstanding, each option and purchase grant, and each share with respect to which an option or purchase grant has been exercised by an employee or consultant who is an Israeli resident, may be issued by the Company to, and held in trust (the "Trust") for the benefit of such employee or consultant by a trustee (the "Trustee") designated by the Board of Directors of the Company or its subsidiaries, as appropriate, pursuant to
Section 102. All certificates representing shares issued to the Trustee under the Plan shall be deposited with the Trustee, and shall be held by the Trustee until such time that such shares are released from the Trust as herein provided. The Trustee shall hold the same pursuant to the instructions of Directors of the Company or its subsidiaries, as appropriate, from time to time. The Trustee shall not use the voting rights vested in such shares and shall not exercise such rights in any way whatsoever, except in cases when at its discretion and after consulting with the Board of Directors of the Company or its subsidiaries, as appropriate, the Trustee believes that the said rights should be exercised for the protection of the option holders and purchase grantees as a minority among the Company's stockholders.

      (c) Anything herein to the contrary notwithstanding, no options granted, purchase grants made or shares purchased pursuant to Section 102 shall be released from the Trust prior to two years after the grant of the options or purchase grant to the Trustee on behalf of the employee (the "Release Date"), or two years from the date of approval of the Plan by the Israeli Income Tax authorities, whichever is later. Subject to the terms hereof, at any time after the Release Date with respect to any options, purchase grants or shares, each employee or consultant may require (but shall not be obligated to require) the Trustee to release such options, purchase grants or shares, provided that no securities shall be released from the Trust to the employee unless and until such employee or consultant shall have deposited with the Trustee an amount of money which, in the Trustee's opinion, is sufficient and necessary for the discharge of such employee's or consultant's tax obligations with respect to such shares, or other arrangement for the payment of tax, satisfactory to the Trustee, have been made.

      (d) Upon sale by an employee or consultant of any securities held in Trust, the Company shall (or shall cause the Trustee to) withhold from the proceeds of such sale all applicable taxes, shall remit the amount withheld to the appropriate Israeli tax authorities, shall pay the balance thereof directly

                             ***PRELIMINARY COPY***


to such employee or consultant, and shall report to such employee or consultant the amount so withheld and paid to said tax authorities.

      (e) All shares issued upon the exercise of options or purchase grants granted under the Plan shall entitle the recipient thereof to receive dividends with respect thereto, and to vote the same at any meeting of the stockholders of the Company. For as long as shares issued to the Trustee on behalf of the employee or consultant are held in the Trust, the cash dividends paid with respect thereto shall be remitted to the Trustee for the benefit of such employee or consultant, and the Trustee shall vote all such shares in accordance with the instructions of such employee.

      (f) At the Board's discretion, for purposes of simplicity and in order to ensure compliance with Israel's tax regulations, the exercise of the options and the purchases and sales of shares issued upon the exercise of purchase grants made under the Plan shall be executed by the Company or its subsidiaries, as appropriate.

      (g) With respect to Plan participants who are Israeli residents, the Plan and all instruments issued thereunder or in connection therewith shall be governed by, and interpreted in accordance with, the laws of the State of Israel.

      (h) Any tax consequences arising from the grant or exercise of any options or purchase grants, from the payment for shares covered thereby or from any other event or act (whether of the option holder or purchase grantee or of the Company or its subsidiaries) hereunder, shall be borne solely by the option holder or purchase grantee. Furthermore, such grantee shall agree to indemnify the corporation that employs or retains the option holder or purchase grantee and the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the option holder or purchase grantee.

                             ***PRELIMINARY COPY***


                        ANNUAL MEETING OF STOCKHOLDERS OF

                               AROTECH CORPORATION

                                  JUNE 14, 2004


                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                   as possible

     Please detach along perforated line and mail in the envelope provided.

+---------------------------------------------------------------------------------------------------------------------------------+
| THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5.                     |
| PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|    |
+-----------------------------------------------------------------+---------------------------------------------------------------+
1. To fix the  number of Class III  directors  at three and to    |  2. To ratify  the  appointment  of Kost,
   elect    three   Class   III   directors  for  a three-year    |     Forer,     Gabbay    &     Kassierer,  FOR  AGAINST  ABSTAIN
   term   ending   in   2007   and   continuing   until  their    |     independent      certified     public  |_|    |_|      |_|
   successors are duly elected and qualified:                     |     accountants  in  Israel  and a member
                                                                  |     firm of Ernst & Young  International,
                                                                  |     as our  independent  accountants  for
                                       NOMINEES:                  |     the fiscal year ending  December  31,
                                       ( )  Robert S. Ehrlich     |     2004
|_|  FOR ALL NOMINEES                  ( )  Bert W. Wasserman     |  3. To amend  our  Amended  and  Restated
                                       ( )  Edward J. Borey       |     Certificate   of   Incorporation   to  FOR  AGAINST  ABSTAIN
|_|  WITHHOLD AUTHORITY                                           |     increase our authorized  common stock  |_|    |_|      |_|
     FOR ALL NOMINEES                                             |     from     100,000,000     shares    to
                                                                  |     250,000,000 shares
|_|  FOR ALL EXCEPT                                               |  4. To  amend   the  terms  of  our  1995
     (See below)                                                  |     Non-Employee  Director  Stock  Option  FOR  AGAINST  ABSTAIN
                                                                  |     Plan to  increase  initial  grants to  |_|    |_|      |_|
INSTRUCTION: To  withhold  authority  to vote for any  individual |     new directors  from 25,000 options to
             nominee(s),  mark "FOR ALL  EXCEPT"  and fill in the |     40,000   options,   and  to  increase
             circle next to each nominee you wish to withhold, as |     annual   grants  to  directors   from
             shown here:   ( )                                    |     10,000 options to 25,000 options
                                                                  |  5. To  approve  and adopt the 2004 Stock  FOR  AGAINST  ABSTAIN
                                                                  |     Option  and  Restricted  instructions  |_|    |_|      |_|
+-----------------------------------------------------------------+     Stock Purchase Plan
                                                                  |
                                                                  |
                                                                  |
                                                                  |  PLEASE SIGN,  DATE AND RETURN THIS PROXY FORM PROMPTLY USING
                                                                  |  THE ENCLOSED ENVELOPE.
                                                                  |
                                                                  |
                                                                  |
                                                                  |  The undersigned acknowledges receipt of the Notice of Annual
                                                                  |  Meeting  of  Stockholders  and Proxy  Statement  of  Arotech
To change the address on your account,  please check the box +--+ |  Corporation  dated May 7, 2004 and of Arotech  Corporation's
at right and indicate  your new address in the address space |  | |  Annual Report for the fiscal year ended December 31, 2003.
above. Please note that changes to the registered name(s) on +--+ |
the account may not be submitted via this method.                 |
                                                                  |        Mark here if you plan to attend the meeting. |_|
                                                                  |
                                                                  |
+-----------------------------------------------------------------+
                          +--------------------+       +--------+                           +--------------------+       +--------+
Signature of Stockholder  |                    | Date: |        | Signature of Stockholder  |                    | Date: |        |
                          +--------------------+       +--------|                           +--------------------+       +--------|

NOTE:    Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. If signing as attorney,  executor,  administrator,  trustee or  guardian,  please  give full title as such.  If you are  signing  for a corporation,  please sign in the full corporate name by President or other authorized  officer.  If you are signing for a partnership, please sign in the partnership name by authorized person.

                             ***PRELIMINARY COPY***


                               AROTECH CORPORATION

   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AROTECH CORPORATION

           FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 14, 2004

      The undersigned, having received the Notice of the Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of Arotech Corporation (the "Company"), hereby appoint(s) Robert S. Ehrlich and Yaakov Har-Oz, and each of them, proxies of the undersigned (with full power of substitution) to attend the Annual Meeting of the Company to be held on Monday, June 14, 2004 at 10:00 a.m. local time in the Ballroom of the Shelburne Murray Hill Hotel, 303 Lexington Avenue, New York, New York, and all postponements and adjournments thereof (the "Meeting"), and there to vote all shares of common stock of the Company that the undersigned would be entitled to vote, if personally present, in regard to all matters that may come before the Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THE PROXIES INTEND TO VOTE FOR THE NOMINEES AND FOR THE OTHER PROPOSALS SET FORTH HEREIN AND DESCRIBED IN THE BOARD OF DIRECTORS' PROXY STATEMENT. IF ANY OF THE NOMINEES IS NOT AVAILABLE TO SERVE, THIS PROXY MAY BE VOTED FOR A SUBSTITUTE. THIS PROXY DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF SOLICITATION OF THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ANY OTHER PROXY PREVIOUSLY GRANTED TO VOTE THE SAME SHARES OF STOCK FOR SAID MEETING.

SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.




                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                             ***PRELIMINARY COPY***



                        ANNUAL MEETING OF STOCKHOLDERS OF

                               AROTECH CORPORATION

                                  JUNE 14, 2004

                        +---------------------------------+
                        |    PROXY VOTING INSTRUCTIONS    |
                        +---------------------------------+

MAIL - Date, sign and mail the proxy card in the envelope provided as soon as possible.

                                  - OR -                             +--------------------------+-------------------------+
                                                                     |  COMPANY NUMBER          |                         |
TELEPHONE  -  Call  toll-free   1-800-PROXIES   and  follow  the     +--------------------------+-------------------------+
instructions.  Have the from any touch-tone  telephone available     |  ACCOUNT NUMBER          |                         |
when calling. control number and proxy card                          +--------------------------+-------------------------+
                                                                     |  CONTROL NUMBER          |                         |
                                  - OR -                             +--------------------------+-------------------------+

INTERNET - Access "WWW.VOTEPROXY.COM" instructions. Have the control number av and follow the on-screen page. ailable when accessing the web


     Please detach along perforated line and mail in the envelope provided.

+---------------------------------------------------------------------------------------------------------------------------------+
| THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5.                     |
| PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|    |
+-----------------------------------------------------------------+---------------------------------------------------------------+
1. To fix the  number of Class III  directors  at three and to    |  2. To ratify  the  appointment  of Kost,
   elect   three  Class  III    directors   for  a  three-year    |     Forer,     Gabbay    &     Kassierer,  FOR  AGAINST  ABSTAIN
   term   ending   in   2007   and   continuing   until  their    |     independent      certified     public  |_|    |_|      |_|
   successors are duly elected and qualified:                     |     accountants  in  Israel  and a member
                                                                  |     firm of Ernst & Young  International,
                                                                  |     as our  independent  accountants  for
                                       NOMINEES:                  |     the fiscal year ending  December  31,
                                       ( )  Robert S. Ehrlich     |     2004
|_|  FOR ALL NOMINEES                  ( )  Bert W. Wasserman     |  3. To amend  our  Amended  and  Restated
                                       ( )  Edward J. Borey       |     Certificate   of   Incorporation   to  FOR  AGAINST  ABSTAIN
|_|  WITHHOLD AUTHORITY                                           |     increase our authorized  common stock  |_|    |_|      |_|
     FOR ALL NOMINEES                                             |     from     100,000,000     shares    to
                                                                  |     250,000,000 shares
|_|  FOR ALL EXCEPT                                               |  4. To  amend   the  terms  of  our  1995
     (See below)                                                  |     Non-Employee  Director  Stock  Option  FOR  AGAINST  ABSTAIN
                                                                  |     Plan to  increase  initial  grants to  |_|    |_|      |_|
INSTRUCTION: To  withhold  authority  to vote for any  individual |     new directors  from 25,000 options to
             nominee(s),  mark "FOR ALL  EXCEPT"  and fill in the |     40,000   options,   and  to  increase
             circle next to each nominee you wish to withhold, as |     annual   grants  to  directors   from
             shown here:   ( )                                    |     10,000 options to 25,000 options
                                                                  |  5. To  approve  and adopt the 2004 Stock  FOR  AGAINST  ABSTAIN
                                                                  |     Option  and  Restricted  instructions  |_|    |_|      |_|
+-----------------------------------------------------------------+     Stock Purchase Plan
                                                                  |
                                                                  |
                                                                  |
                                                                  |  PLEASE SIGN,  DATE AND RETURN THIS PROXY FORM PROMPTLY USING
                                                                  |  THE ENCLOSED ENVELOPE.
                                                                  |
                                                                  |
                                                                  |
                                                                  |  The undersigned acknowledges receipt of the Notice of Annual
                                                                  |  Meeting  of  Stockholders  and Proxy  Statement  of  Arotech
To change the address on your account,  please check the box +--+ |  Corporation  dated May 7, 2004 and of Arotech  Corporation's
at right and indicate  your new address in the address space |  | |  Annual Report for the fiscal year ended December 31, 2003.
above. Please note that changes to the registered name(s) on +--+ |
the account may not be submitted via this method.                 |
                                                                  |        Mark here if you plan to attend the meeting. |_|
                                                                  |
                                                                  |
+-----------------------------------------------------------------+
                          +--------------------+       +--------+                           +--------------------+       +--------+
Signature of Stockholder  |                    | Date: |        | Signature of Stockholder  |                    | Date: |        |
                          +--------------------+       +--------|                           +--------------------+       +--------|

NOTE:    Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. If signing as attorney,  executor,  administrator,  trustee or  guardian,  please  give full title as such.  If you are  signing  for a corporation,  please sign in the full corporate name by President or other authorized  officer.  If you are signing for a partnership, please sign in the partnership name by authorized person.